DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, California 90071

(213) 633-8200

STATEMENT OF ADDITIONAL INFORMATION

July 25, 2012

(As revised September 21, 2012)

DoubleLine Total Return Bond Fund

Class I Ticker DBLTX

Class N Ticker DLTNX

DoubleLine Core Fixed Income Fund

Class I Ticker DBLFX

Class N Ticker DLFNX

DoubleLine Emerging Markets Fixed Income Fund

Class I Ticker DBLEX

Class N Ticker DLENX

DoubleLine Multi-Asset Growth Fund

Class A Ticker DMLAX

Class C Ticker DMLCX

Class I Ticker DMLIX

Class N Ticker DMLNX

DoubleLine Low Duration Bond Fund

Class I Ticker DBLSX

Class N Ticker DLSNX

The DoubleLine Total Return Bond Fund, the DoubleLine Core Fixed Income Fund, the DoubleLine Emerging Markets Fixed Income Fund, the DoubleLine Multi-Asset Growth Fund, and the DoubleLine Low Duration Bond Fund (each a “Fund” and together the “Funds”) are separate investment series of the DoubleLine Funds Trust. Class I shares of the Funds are offered through a single prospectus relating to Class I shares, and Class N Shares of the Funds are also offered through a single prospectus. Class A and C shares of the DoubleLine Multi-Asset Growth Fund are offered in a separate prospectus relating just to those share classes. This Statement of Additional Information should be read in conjunction with the Prospectus for the share class(es) in which you may invest. This Statement of Additional Information is not a prospectus but contains information in addition to that set forth in the Prospectuses, as supplemented from time to time. A Prospectus may be obtained at no charge by calling 877-DLine11 (877-354-6311) or on the Funds’ website at www.doublelinefunds.com. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectuses in its entirety.

Each Fund’s audited financial statements in the Annual Report to Shareholders may be obtained upon request at no charge by calling 877-DLine11 (877-354-6311) and on the Funds’ website at www.doublelinefunds.com.

GENERAL INFORMATION

DoubleLine Funds Trust (the “Trust”) was formed as a Delaware statutory trust on January 11, 2010, and is registered with the Securities and Exchange Commission as an open-end management investment company. DoubleLine Capital LP (the “Adviser”) will act as the investment adviser for the Trust.

The DoubleLine Total Return Bond Fund (the “Total Return Bond Fund”), the DoubleLine Core Fixed Income Fund (the “Core Fixed Income Fund”), the DoubleLine Emerging Markets Fixed Income Fund (the “Emerging Markets Fixed Income Fund”), and the DoubleLine Low Duration Bond Fund (the “Low Duration Bond Fund”) each offer two classes of shares: Class I shares and Class N shares. The DoubleLine Multi-Asset Growth Fund (the “Multi-Asset Growth Fund”) offers four classes of shares: Class A shares, Class C shares, Class I shares, and Class N shares.

The Total Return Bond Fund and the Emerging Markets Fixed Income Fund commenced operations offering Class I and N shares on April 6, 2010. The Core Fixed Income Fund commenced operations offering Class I and N shares on June 1, 2010. The Multi-Asset Growth Fund commenced operations offering Class A and I shares on December 20, 2010. The Low Duration Bond Fund commenced operations offering Class I and N shares on September 30, 2011.

The Total Return Bond Fund, the Core Fixed Income Fund, and the Low Duration Bond Fund are each classified as a diversified fund under the Investment Company Act of 1940, as amended (“1940 Act”). The Emerging Markets Fixed Income Fund and the Multi-Asset Growth Fund are each registered as a non-diversified investment company as defined in the 1940 Act, and may invest in the securities of a smaller number of issuers than a diversified company.

INVESTMENT RESTRICTIONS

Fundamental Policies

The investment restrictions numbered 1 through 8 below have been adopted as fundamental policies for the Total Return Bond Fund, the Core Fixed Income Fund, and the Emerging Markets Fixed Income Fund, unless otherwise noted. A fundamental policy affecting a particular Fund may not be changed without the vote of a majority of the outstanding voting shares of that Fund (as defined in the 1940 Act).

1.    The Total Return Bond Fund and the Core Fixed Income Fund may not with respect to 75% of each Fund’s total assets, and the Emerging Markets Fixed Income Fund may, purchase the securities of any issuer (other than U.S. Government Securities or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.    A Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent a Fund is permitted to borrow money or otherwise to the extent consistent with applicable law.

3.    A Fund may not borrow money, except to the extent permitted by applicable law from time to time.

4.    A Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

5.    A Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry or group of industries (for purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, as well as that of the seller of the loan participation).

6.    A Fund may not make loans, except by purchase of debt obligations or other financial instruments in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities. A Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to issuers, itself or as part of a lending syndicate. A Fund may make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the Securities and Exchange Commission.

7.    A Fund may not purchase commodities, except that a Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts and options contracts).

8.    A Fund may not purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

The investment restrictions numbered 1 through 7 below have been adopted as fundamental policies for the Multi-Asset Growth Fund.

1.    The Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money and except as otherwise consistent with applicable law from time to time.

2.    The Fund may not borrow money, except to the extent permitted by applicable law from time to time.

3.    The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.

4.    The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry (for purposes of this restriction, (i) loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

5.    The Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to issuers, itself or as part of a lending syndicate. The Fund may purchase debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities. The Fund may make loans, including to affiliated investment companies, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6.    The Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

7.    The Fund may not purchase or sell real estate. The Fund may, for clarity, (i) purchase interests in issuers which deal or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate, (ii) purchase securities which are secured by real estate or interests in real estate, including real estate mortgage loans, and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate.)

The investment restrictions numbered 1 through 7 below have been adopted as fundamental policies for the Low Duration Bond Fund.

1.    The Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money and except as otherwise consistent with applicable law from time to time.

2.    The Fund may not borrow money, except to the extent permitted by applicable law from time to time.

3.    The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.

4.    The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry (for purposes of this restriction, (i) loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

5.    The Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to issuers, itself or as part of a lending syndicate. The Fund may purchase debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, enter into repurchase agreements, or lend its portfolio securities. The Fund may make loans, including to affiliated investment companies, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6.    The Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

7.    The Fund may not purchase or sell real estate. The Fund may, for clarity, (i) purchase interests in issuers which deal or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate, (ii) purchase securities which are secured by real estate or interests in real estate, including real estate mortgage loans, and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate.)

For purposes of applying the terms of Total Return Bond Fund’s, Core Fixed Income Fund’s, and Emerging Markets Fixed Income Fund’s fundamental investment policy number 5, Multi-Asset Growth Fund’s fundamental investment policy number 4, Low Duration Bond Fund’s fundamental investment policy number 4, and Total Return Bond Fund’s, Core Fixed Income Fund’s, and Emerging Markets Fixed Income Fund’s non-fundamental policy number 4 (see below), the Adviser will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an industry is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which certain of the Funds invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. The Adviser will use its reasonable efforts to assign each issuer to the category which it believes is most appropriate. Further, the Funds take the position that mortgage-backed securities and asset-backed securities, whether government-issued or privately issued do not represent interests in any particular industry or group of industries, and therefore the 25% concentration restrictions noted above do not apply to such securities. The second sentence of Multi-Asset Growth Fund’s fundamental investment policy number 5 does not limit in any way Multi-Asset Growth Fund’s investments in debt obligations, other financial instruments, repurchase agreements, and securities loans of any kind. For purposes of applying the terms of the Total Return Bond Fund’s, the Core Fixed Income Fund’s and the Emerging Markets Fixed Income Fund’s fundamental investment policy 7 above, at the time of the establishment of the restriction, swap contracts were not within the understanding of the term “commodities,” and, for clarity, notwithstanding any federal legislation or regulatory action by the U.S. Commodity Futures Trading Commission (“CFTC”) that subject swaps to regulation by the CFTC, the Funds are not restricted from investing in or entering into swap contracts by fundamental policy 7.

It is contrary to the current policy of the Funds, which policy may be changed without shareholder approval, to invest more than 15% of each Fund’s respective net assets in securities which are determined to be illiquid by the Funds’ Board of Trustees (the “Board” or the “Trustees”), or persons designated by the Board to make such determinations (such as the Adviser) in accordance with procedures adopted by the Board.

Non-Fundamental Policies

The investment restrictions below, which only apply to the Total Return Bond Fund, the Core Fixed Income Fund, and the Emerging Markets Fixed Income Fund (or as otherwise indicated), as well as all other investment policies indicated herein (exclusive of the fundamental policies above) are non-fundamental restrictions, which with respect to a Fund may be changed by vote of a majority of the Board of Trustees at any time.

1.    No Fund will borrow money, except that (a) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities; (b) a Fund may enter into reverse repurchase agreements; (c) a Fund may utilize mortgage-dollar rolls; and (d) the Funds may enter into futures contracts subject to the conditions set forth in paragraph 7 below. The total amount borrowed by a Fund (including, for this purpose, reverse repurchase agreements and mortgage dollar rolls) at any time will not exceed 33 1/3% of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings pursuant to (a) exceed 5% of the value of a Fund’s total assets, the Fund will not purchase any securities.

2.    The Fund may issue senior securities except as prohibited under the 1940 Act including any rules, regulations, or interpretive guidance issued thereunder.

3.    No Fund will underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “Securities Act”) by virtue of disposing of portfolio securities.

4.    No Fund will purchase any securities that would cause 25% or more of the Fund’s net assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that this limitation shall not apply to any Fund’s purchase of U.S. Government Securities (for purposes of this restriction, (i) loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

The following are not fundamental policies: The Emerging Markets Fixed Income Fund may invest more than 25% of the value of its net assets in debt securities issued or guaranteed by the governments of emerging markets countries, but it will not invest more than 25% of its net assets in fixed income instruments issued or guaranteed by companies, financial institutions and government entities in any one emerging market country. In determining industry classifications for foreign issuers, each Fund will use reasonable classifications that are not so broad that the primary economic characteristics of the companies in a single class are materially different. Each Fund will determine such classifications of foreign issuers based on the issuer’s principal or major business activities.

5.    No Fund may purchase or sell real estate, although a Fund may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

6.    No Fund will invest in commodities or commodities contracts, except that the Funds may enter into swap transactions and futures contracts or purchase related options thereon. The entry into foreign currency forward contracts and options or interest rate futures contracts shall not be deemed to involve investing in commodities.

7.    No Fund will purchase securities on margin, except that a Fund may obtain any short-term credits necessary for clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts and related options will not be deemed to be a purchase of securities on margin.

8.    The extent to which each Fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 851(b) of the Internal Revenue Code of 1986, as amended (the “Code”).

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with a Fund’s limitation or requirement.

Except as stated elsewhere in the Funds’ Prospectuses or this SAI, to the extent the Funds have reserved the freedom to invest in a type of investment or to utilize a particular investment practice, each Fund may invest in such investment or engage in such investment practice without limit.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of a Fund are represented at the meeting in person.

INVESTMENT STRATEGIES

The Funds’ Prospectuses describe the respective Fund’s principal investment strategies. The following provides information that supplements the information provided in the Funds’ Prospectuses.

Certain strategies and instruments described below may not apply to your Fund. Unless a strategy, instrument or policy described below is specifically prohibited by the investment restrictions listed in your Fund’s Prospectus, under “Investment Restrictions” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the investment practices described below.

The Adviser’s investment process may take into account a number of factors. These factors may include, among others, standard of living convergence, consumer deleveraging, private sector debt transference and demographic shifts, position in the business cycle, sector returns, relative growth, monetary and fiscal policy, risk integration, market sentiment, behavioral analysis, relative value, market technicals, and government and /or regulatory intervention.

Each of the Funds will attempt to achieve their objectives by investing in a variety of investments (that may be obligations of domestic or foreign entities), such as but not limited to (as specified in greater detail below): (i) U.S. Government Securities; (ii) corporate debt securities, including bonds, notes and debentures; (iii) corporate and asset-backed commercial paper; (iv) mortgage and other asset-backed securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”) and Re-REMICs (which are REMICs that have been resecuritized); (v) variable and floating rate debt securities (including inverse floaters); (vi) subordinated corporate, mortgage, and asset-backed securities; (vii) equity securities of any kind; (viii) commodities; (ix) bank certificates of deposit; (x) fixed time deposits and bankers’ acceptances; (xi) money market securities; (xii) repurchase agreements and reverse repurchase agreements; (xiii) hybrid securities; (xiv) obligations of foreign governments or their subdivisions, agencies and instrumentalities or foreign corporate issuers; (xv) loan participations and assignments; (xvi) derivatives (including but not limited to options or swap agreements such as credit default swaps and interest rate swaps); (xvii) private placements, including Regulation S and Rule 144A securities; (xviii) futures and options on futures relating to currencies, indexes and other financial factors; (xix) bank loans; (xx) defaulted debt securities; (xxi) mortgage dollar rolls; (xxii) other mutual funds, including Exchange Traded Funds (“ETFs”), such as iShares; (xxiii) unrated securities; (xxiv) structured notes; (xxv) municipal bonds and securities; and (xxvi) collateralized debt obligations such as collateralized loan obligations and collateralized bond obligations. Each of the Funds generally will invest in some, but generally not all, of these types of investments at any given time. Depending on a Fund’s principal investment strategies, the amount of a Fund’s assets that may be committed to any of these types of investments (if any) may vary. The above list of investments is not intended to be an exhaustive list of the types of investments in which the Funds may invest.

Strategies and Investments

In attempting to achieve its investment objective, a Fund may utilize, among others, one or more of the strategies or securities set forth below. The Funds may, in addition, invest in other instruments (including derivative investments) or use other investment strategies that are developed or become available in the future and that are consistent with their objectives and restrictions. The investment strategies described below may be pursued directly by the Funds.

Borrowing and Other Forms of Leverage. Each Fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s holdings. In addition to borrowing money from banks, a Fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, entering into reverse repurchase agreement and dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery, or forward commitment transactions, or using derivatives such as swaps, futures, forwards, and options.

Derivatives. Some of the instruments in which the Funds may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. The market value of derivative instruments and securities sometimes may be more volatile than those of other instruments and each type of derivative instrument may have its own special risks.

Some over-the-counter derivative instruments may expose a Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, a Fund potentially could lose all or a large portion of its investment in the derivative instrument.

Investing for hedging purposes or to increase a Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency that is the subject of the hedge, or that a particular derivative position will be available when sought by the Adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested.

Exchange-Traded Funds (“ETFs”) and other Investment Companies. The Funds may invest in shares of both open- and closed-end investment companies (including single country funds and ETFs) and trusts, limited partnerships, limited liability companies or other forms of business organizations, including other pooled investment vehicles sponsored or advised by, or otherwise affiliated with, the Adviser or affiliates of the Adviser. Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle, and, in general, subjects it to a pro rata portion of the other pooled vehicle’s fees and expenses.

As the shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses a Fund pays in connection with its own operations. A Fund’s investments in other investment companies may be limited by applicable law.

Despite the possibility of greater fees and expenses, investments in other investment companies may nonetheless be attractive for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

Among the types of investment companies in which a Fund may invest are Portfolio Depositary Receipts (“PDRs”) and Index Fund Shares (PDRs and Index Fund Shares are collectively referred to as “exchange traded funds” or ETFs). PDRs represent interests in a UIT holding a fund of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of a specified index (Index Fund). Individual investments in PDRs generally are not redeemable, except upon termination of the UIT. Similarly, individual investments in Index Fund Shares generally are not redeemable.

However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT. ETFs include, among others, Standard & Poor’s Depository Receipts (“SPDRs”), Optimized Funds as Listed Securities (“OPALS”), Dow Jones Industrial Average Instruments (“Diamonds”), NASDAQ 100 tracking shares (“QQQ”) and I-Shares.

SPDRs. SPDRs track the performance of a basket of stocks intended to track the price performance and dividend yields of the S&P 500 until a specified maturity date. SPDRs are listed on the American Stock Exchange. Holders of SPDRs are entitled to receive quarterly distributions corresponding to dividends received on shares contained in the underlying basket of stocks net of expenses. On the maturity date of the SPDRs’ UIT, the holders will receive the value of the underlying basket of stocks.

OPALS. OPALS track the performance of adjustable baskets of stocks until a specified maturity date. Holders of OPALS are entitled to receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks, net of expenses. On the maturity date of the OPALS’ UIT, the holders will receive the physical securities comprising the underlying baskets.

I-Shares™. I-Shares are Index Fund Shares. I-Shares track the performance of specified equity market indexes, including the S&P 500. I-Shares are listed on the New York Stock Exchange Arca and the Chicago Board Option Exchange. Holders of I-Shares are entitled to receive distributions not less frequently than annually corresponding to dividends and other distributions received on shares contained in the underlying basket of stocks net of expenses.

Similarly, block sizes of Index Fund Shares, also known as “Creation Units,” are redeemable from the issuing Index Fund. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on investments in ETFs. ETFs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and the Fund may not be able to recover the current value of its investment. ETFs also carry the risk that the price a Fund pays or receives may be higher or lower than the ETF’s net asset value. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. ETFs and other investment companies in which a Fund may invest may be leveraged, which would increase the volatility of a Fund’s net asset value.

Fixed-Income Securities. The Funds may invest in fixed-income securities. Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate and private issuers of various types. The maturity date is the date on which a fixed-income security matures. This is the date on which the borrower must pay back the borrowed amount, which is known as the principal. Some fixed-

income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity. The rate of interest on fixed income securities may be fixed or variable. Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Fixed-income securities are subject to credit risk, market risk and interest rate risk. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and, conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving a Fund of a favorable stream of future interest or dividend payments. A Fund could buy another security, but that other security might pay a lower interest rate. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a call option and redeem the security during times of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may be forced to replace the called security with a lower yielding security.

Changes by nationally recognized securities rating organizations (“NRSROs”) in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s net asset value.

Because interest rates vary, it is impossible to predict the income, if any, for any particular period for a Fund that invests in fixed-income securities. Fluctuations in the value of a Fund’s investments in fixed-income securities will cause the net asset value of each class of the Fund to fluctuate also.

Duration is an estimate of how much a bond Fund’s share price will fluctuate in response to a change in interest rates. If interest rates rise by one percentage point, the share price of a Fund representing a portfolio of debt securities with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the share price of a Fund representing a portfolio of debt securities with an average duration of five years would be expected to rise by about 5%. The greater the duration of a bond, the greater its percentage price volatility. Only a pure discount bond – that is, one with no coupon or sinking-fund payments – has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

Each Fund may invest in variable or floating-rate securities, which bear interest at rates subject to periodic adjustment or provide for periodic recovery of principal on demand. The value of a Fund’s investment in certain of these securities may depend on a Fund’s right to demand that a specified bank, broker-dealer, or other financial institution either purchase such securities from a Fund at par or make payment on short notice to a Fund of unpaid principal and/or interest on the securities. These securities are subject to, among others, interest rate risk and credit risk.

Generally, the Adviser uses the terms debt security, bond, and fixed income instrument interchangeably, and regards them to mean a security or instrument having one or more of the following characteristics: a fixed-income security, a security issued at a discount to its face value, a security that pays interest or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The terms debt security, bond, and fixed income instrument are interpreted broadly by the Adviser as an instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities. For this purpose, the terms also include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new fixed income instruments are developed, the Adviser may invest in those opportunities for the Funds as well.

Futures Contracts. A Fund may purchase and sell futures contracts (each a “futures contract”), including interest rate and security index futures contracts, currency and currency index futures contracts, on securities or currencies eligible for purchase by the Fund.

A Fund may enter into interest rate futures contracts and securities index futures contracts (collectively referred to as “financial futures contracts”) for hedging or other purposes. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts, which are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities) and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge its investments successfully using financial futures contracts, a Fund must invest in futures contracts with respect to securities, indexes or sub-indexes the movements of which will, in the Adviser’s judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. There is no assurance that a Fund will be able to enter into closing transactions.

The Funds may enter into futures contracts on other underlying assets or indexes, including physical commodities and indexes of physical commodities.

At any time prior to expiration of a futures contract, a Fund may seek to close the position by taking an opposite position which would typically operate to terminate the Fund’s position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

Margin Payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as initial margin. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Subsequent payments to and from the broker occur on a daily basis in a process known as marking to market. These payments are called variation margin and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying index rises above the delivery price, that Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts. Each Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Futures Contracts and Related Options. Financial futures contracts entail risks. If the Adviser’s judgment about the general direction of interest rates or markets is wrong, the Fund’s overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of the Fund’s securities which are the subject of a hedge. The Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction over a very short time period.

Other Risks. A Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which a Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if the Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

The Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), pursuant to Rule 4.5 under the CEA promulgated by the CFTC. The Funds are not as of the date of this SAI, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA. Please see “Risk Considerations – Legal and Regulatory Risk” in this SAI for more information regarding the CEA and related developments.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or are proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which the Funds invest. Subject to certain limitations, a Fund may enter into futures contracts or options on such contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from interest rate or market fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In connection with the purchase or sale of futures contracts, a Fund will be required to either (i) segregate sufficient cash or other liquid assets to cover the outstanding position or (ii) cover the futures contract by either owning the instruments underlying the futures contracts or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contracts or by holding a separate offsetting option permitting it to purchase or sell the same futures contract.

A Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If the Adviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, the Fund may sell futures contracts. If declining interest rates are anticipated, the Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

Junk Bond Securities. The Funds may purchase lower-rated debt securities, sometimes referred to as junk bonds, and unrated securities that have been determined by the Adviser to be of comparable quality. A security is generally considered to be below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ by Standard & Poor’s Ratings Group (“S&P”), or lower, or the equivalent by any other nationally recognized statistical rating organization. See Appendix A for a description of these ratings.

While offering a greater potential opportunity for capital appreciation and higher yields compared to higher-rated fixed income securities, junk bonds typically entail greater potential price volatility and may be less liquid than higher-rated securities. Junk bonds may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit a Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody’s or S&P does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed-income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect a Fund’s net asset value.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which the Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called leveraged buy-out transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, a Fund’s intention to qualify as a regulated investment company (“RIC”) under the Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower-rated securities may be subject to certain risks not typically associated with investment grade securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Unrated Securities. Each Fund may purchase unrated securities (which are not rated by a rating agency) if the Adviser determines that the securities are of comparable quality to rated securities that the Fund may purchase, but may not formally assign an internal rating for such unrated securities. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative creditworthiness. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s analysis than if the Fund invested exclusively in higher-quality and rated securities.

Money Market Instruments. All Funds may invest in money market instruments. These instruments include, but are not limited to:

U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds.

Bank Obligations. Obligations including certificates of deposit, fixed time deposits and bankers’ acceptances, commercial paper (see below) and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad).

Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by federal deposit insurance).

Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $250,000 principal amount per certificate and to 15% or less of a Fund’s net assets in all such obligations and in all illiquid assets, in the aggregate.

Commercial Paper. The Funds may purchase commercial paper rated within the highest ratings categories by S&P or Moody’s or, if not rated, the security is determined by the Adviser to be of comparable quality.

Money Market Mutual Funds. Shares of United States money market investment companies.

Other Short-Term Obligations. Debt securities initially issued with a remaining maturity of 397 days or less and that have a short-term rating within ratings categories of at least A-1 by S&P or P-1 by Moody’s.

Options. The Funds may purchase and write (sell) call and put options, including options listed on U.S. or foreign securities exchanges or written in over-the-counter transactions (“OTC Options”).

Exchange-listed options are issued by the Options Clearing Corporation (“OCC”) (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Funds. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the transacting dealer, without the intermediation of a third party such as the OCC. In the event the counterparty to such a derivative instrument becomes insolvent, a Fund will lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom. It is the position of the SEC that OTC Options are illiquid.

Purchasing Call and Put Options. Each Fund may purchase a call option in order to close out a covered call position (see “Covered Call Writing” below), to protect against an increase in price of a security it anticipates purchasing. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC Option. In either case, the call purchased is likely to be on the same securities and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

Each Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, a Fund would incur no additional loss. In addition, a Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by a Fund expired without being sold or exercised, the premium would be lost.

Covered Call Writing. Each Fund is permitted to write covered call options on securities. Generally, a call option is covered if a Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its custodian in a segregated account) the underlying security subject to the option, or otherwise segregates sufficient cash or U.S. Government securities or other liquid securities to cover the outstanding position. A call option is also covered if a Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written.

The writer of an option receives from the purchaser, in return for a call it has written, a premium (i.e., the price of the option). Receipt of these premiums may better enable a Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by a Fund if the securities underlying the option are ultimately sold by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency.

However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities upon which call options have been written increases, a Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

As regards listed options and certain OTC Options, during the option period, a Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written (exercise of certain listed and OTC Options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once a Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

Closing purchase transactions are ordinarily effected to realize a profit or loss on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security plus the premium received on the option less the commission paid.

Covered Put Writing. Each Fund is permitted to write covered put options on securities. As a writer of a covered put option, a Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option’s exercise price at any time during the option period, at the purchaser’s election (certain listed and OTC put options written by a Fund will be exercisable by the purchaser only on a specific date). A put is covered if, at all times, a Fund maintains, in a segregated account, cash or other liquid assets in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by a Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash or other liquid assets which a Fund holds in a segregated account. In writing puts, a Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, a Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

Options on Foreign Currencies. Each Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in foreign currency forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, a Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, a Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby locking in the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, a Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. Each Fund may also purchase call and put options to close out written option positions. As with securities, these options may be covered.

Each Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, a Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. Each Fund may also write options to close out long call option positions. A put option on a foreign currency would be written by a Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which the Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to a Fund resulting from an increase in the U.S. dollar value of the foreign security. However, a Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. Each Fund may also write options to close out long put and call option positions.

The markets for certain foreign currency options are relatively new and a Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a hedged investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

Options on Futures Contracts. Each Fund may also purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.

The Funds will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, a Fund wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Fund seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of a Fund’s portfolio.

Repurchase Agreements. Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by a Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. A Fund will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by each Fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year. Repurchase agreements that have more than seven days remaining to maturity will be considered illiquid for purposes of the restriction on each Fund’s investment in illiquid and restricted securities.

Reverse Repurchase Agreements. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Reverse repurchase agreements are speculative techniques involving leverage. Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve the risk that the buyer of the securities sold might be unable to deliver them when the Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, the Fund may be delayed or prevented from recovering the security that it sold.

When, As and If Issued Securities. A Fund may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. A Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when, as and if issued” basis may create investment leverage and increase the volatility of the Fund’s net asset value. A Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, a Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. While a Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. An increase in the percentage of a Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.

Swap Agreements. Each Fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. An example of one type of swap involves the exchange by a Fund with another party of their respective commitments to pay or receive cash flows, for example, an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease a Fund’s exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if a Fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. A Fund may also engage in total return swaps, in which payments made by a Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price. A Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

A Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to a Fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. Under certain circumstances, suitable transactions may not be available to a Fund, or the Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Swaps carry counterparty risks that cannot be fully anticipated. Also, because swap transactions typically involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to a Fund.

Each Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in a Fund’s use of options.

A credit default swap is an agreement between a Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, the Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments, and would have no payment obligations to the counterparty. A Fund may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

A Fund may enter into credit default swap contracts as protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to a Fund. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

Credit default swaps involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When a Fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Each party to a credit default swap is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due). The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.

A protection buyer may lose its investment and recover nothing should an event of default not occur. A Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.

The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. The parties to a credit default swap may be required to post collateral to each other. If a Fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if the Fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty. A Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Securities Loans. Each Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 33-1/3% of its total assets, thereby potentially realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before a Fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, marked-to-market daily. The borrower pays to a Fund an amount equal to any dividends or interest received on securities lent. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable a Fund to exercise voting rights on any matters materially affecting the investment. Each Fund may also call such loans in order to sell the securities. A Fund may pay fees in connection with arranging loans of its portfolio securities.

Mortgage-backed and Asset-backed Securities. Mortgage-backed securities, including CMOs and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. The Funds may each invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

A Fund may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. Principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would affect the mortgages that underlie or relate to certain mortgage-related securities, including securities or other instruments which the Funds may hold or in which they may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by the Funds and could cause a Fund’s net asset value to decline, potentially significantly. Tremendous uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution is impossible to predict.

Collateralized Mortgage Obligations (CMOs) and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), or Federal Home Loan Mortgage Corporation (“Freddie Mac”) certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require the Funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs, as well.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities. For more information on stripped mortgage securities, see “Stripped Mortgage Securities” below.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of a CMO is applied first to make required payments of principal and interest on the securities or certificates issued by the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. The yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. A Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid.”

Government Mortgage Pass-Through Securities. A Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the United States government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a pass-through of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which the Funds may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, modified pass-through instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

The Housing and Economic Recovery Act of 2008 (“HERA”) authorized the Secretary of the Treasury to support Fannie Mae, Freddie Mac, and the Federal Home Loan Banks (“FHLBs”) (collectively, the “GSEs”) by purchasing obligations and other securities from those government-sponsored enterprises. HERA gave the Secretary of the Treasury broad authority to determine the conditions and amounts of such purchases.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for Fannie Mae and Freddie Mac.

In connection with the conservatorship, the U.S. Treasury, exercising powers granted to it under HERA, entered into a Senior Preferred Stock Purchase Agreement (“SPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. On December 24, 2009, the U.S. Treasury announced further amendments to the SPAs which included additional financial support for each GSE through the end of 2012 and changes to the limits on their retained mortgage portfolios. Although legislation has been enacted to support certain GSEs, including the FHLBs, Freddie Mac and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the GSEs and the values of their related securities or obligations.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPA is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.

In the event of repudiation, the payments of interest to holders of Fannie Mae, or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed security holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Inverse Floaters. An inverse floater is a type of instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Inverse floaters are typically created by a broker depositing an income-producing instrument, which may be a mortgage-backed security, in a trust. The trust in turn issues a variable rate security and inverse floaters. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. Because inverse floaters may be considered to be leveraged, including if their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate) the market prices of inverse floaters may be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. The returns on inverse floaters may be leveraged, increasing substantially the volatility and interest rate sensitivity.

Loans, Assignments, and Participations. By purchasing a loan, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a loan acquired in secondary markets. In a novation, a Fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Fund assumes the position of a co-lender with other syndicate members. As an alternative, a Fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. A Fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, the Fund will generally be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. A Fund also may acquire a loan interest directly by acting as a member of the original lending syndicate. The loans in which a Fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. Investments in loans may be of any quality, including “distressed” loans. The Funds also may gain exposure to loans and related investments through the use of total return swaps and/or other derivative instruments and through private funds and other pooled investment vehicles, including some which may be sponsored or advised by the Adviser (see “Derivatives” and “Private Investment Vehicles,” respectively).

Many loans are secured by the assets of the borrower and may impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank (the “Agent”) which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate (the “Lenders”), and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the Agent, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a borrower.

A Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by a Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund's net asset value. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the fund will invest, however, the Adviser will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. The Adviser’s analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loans in which a Fund may invest are not generally rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan may depend heavily on the Adviser’s or the original lending institution's credit analysis of the borrower.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. Additionally, even where there is a market for certain loans the settlement period may be extended, up to several weeks or longer. That means a Fund may have a limited ability to receive payment promptly on the sale of loans in its portfolio. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. The Adviser will determine the liquidity of the Fund’s investments by reference to, among other things, market conditions and contractual provisions. Assignments and participations are generally not registered under the Securities Act, and thus may be subject to a Fund’s limitation on investment in illiquid securities.

Assignments and participations in commercial loans, as well as debtor-in-possession loans, may be secured or unsecured. Loan participations typically represent direct participations in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates. An investor that participates in such syndications, or buys part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate or other borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund may invest may not be rated by any NRSRO.

The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a Fund.

Participations typically result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing participations, a Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a Fund assumes the credit risk of both the borrower and the Lender that is selling the participation. In the event of the insolvency of the selling Lender, the Fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations may require the Fund to treat both the lending bank or other lending institution and the borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may in certain circumstances restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Economic exposure to loan interests through the use of derivative transactions, including, among others, total return swaps, generally involves greater risks than if a Fund had invested in the loan interest directly during a primary distribution or through assignments of, novations of or participations in a bank loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.

In managing the Funds, the Adviser may seek to avoid the receipt by portfolio managers and analysts of material, non-public information (“Confidential Information”) about the issuers of loans and related investments being considered for acquisition by a Fund or held in the Fund’s portfolio if the receipt of the Confidential Information will restrict the Fund from trading in securities it holds or in which it expects to invest. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s loans. In circumstances when a Fund’s portfolio managers and analysts do not receive Confidential Information from these issuers, the Fund may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells a loan. Further, in situations when a Fund is asked, for example, to grant consents, waivers or amendments with respect to loans, the Adviser’s ability to assess the desirability of such consents, waivers and amendments may be compromised. In such circumstances, the Adviser may determine to receive such Confidential Information, but in so doing, may create information walls around persons (“walled-off personnel”) having access to the Confidential Information, which may limit the restrictions on others at the Adviser but could also impair the ability of walled-off personnel to assist in managing a Fund. Also, certain issuers of loans and related investments may not have any traded securities (“Private Issuers”) and may offer private information pursuant to confidentiality agreements or similar arrangements. The Adviser may access such private information, while recognizing that the receipt of that information could potentially limit a Fund’s ability to trade in certain securities if the Private Issuer later issues traded securities. If the Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to sell certain investments held by the Fund.

Lending Fees. In the process of buying, selling and holding loans, a Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the Funds may include covenant waiver fees and covenant modification fees.

Borrower Covenants. A borrower under a loan typically must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the Lender or lending syndicate (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the holder of a loan to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. A Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower, a Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The seller of the loan usually does, but is often not obligated to, notify holders of loans of any failures of compliance. The Agent may monitor the value of the collateral, if any, and if the value of such collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to loans for which the Agent does not perform such administrative and enforcement functions, the Adviser will perform such tasks on behalf of the Fund, although a collateral bank will typically hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.

Prepayments. Loans may require, in addition to scheduled payments of interest and principal, the prepayment of the loan from free cash flow, as defined above. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, a Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new loan with the proceeds from the prepayment of the former.

Bridge Financings. Loans may be designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Loans may also be obligations of borrowers who have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Senior Loans. Senior floating rate loans may be made to or issued by U.S. or non-U.S. banks or other corporations (“Senior Loans”). Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issues, and interests therein. Senior Loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from other holders of loan interests. Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate, “LIBOR”) plus a premium. Senior Loans are typically of below investment grade quality. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral.

From time to time, the Adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell Senior Loans to or acquire them from a Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund.

To the extent that the collateral, if any, securing a Senior Loan consists of the stock of the borrower’s subsidiaries or other affiliates, a Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, a Senior Loan may be guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a secured Senior Loan. On occasions when such stock cannot be pledged, the secured Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for such Senior Loan. However, the borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of secured Senior Loans.

If a borrower becomes involved in bankruptcy proceedings, a court potentially could invalidate a Fund’s security interest in any loan collateral or subordinate the Fund’s rights under a secured Senior Loan to the interests of the borrower’s unsecured creditors. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to a Fund. For secured Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of such loan were not received or retained by the borrower, but were instead paid to other persons, such as shareholders of the borrower, in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund’s security interest in any loan collateral. If a Fund’s security interest in loan collateral is invalidated or a secured Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the secured Senior Loan.

Delayed Funding Loans and Revolving Credit Facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its exposure to a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid or which the Fund need to sell other assets to raise cash to satisfy its obligor).

Mortgage Dollar Rolls. The Funds may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While a Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Mortgage Assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities hence they may be more sensitive to the performance of fewer Mortgage Assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security.

Stripped Mortgage Securities. Stripped mortgage securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities not issued by Federal Agencies will be treated by the Funds as illiquid securities so long as the staff of the SEC maintains its position that such securities are illiquid. Stripped mortgage securities issued by Federal Agencies generally will be treated by the Funds as liquid securities under procedures adopted by the Funds and approved by the Funds’ Board.

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

A Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Collateralized Debt Obligations. Collateralized debt obligations (“CDOs”) include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Funds invest. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Consistent with a Fund’s investment objective and policies, the Adviser may also cause the Fund to invest in other types of mortgage- and asset-backed securities offered currently or in the future, including certain yet-to-be-developed types of mortgage- and asset-backed securities which may be created as the market evolves.

Foreign Currency Transactions. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that the Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.

Each Fund may engage in both transaction hedging and position hedging. When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Each Fund may engage in transaction hedging when it desires to lock in the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Each Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. Each Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, each Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option. Each Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which a Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. Each Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

Each Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling futures contracts on foreign currencies and options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political, social, and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

A Fund may enter into foreign currency forward contracts in order to protect against the risk that the U.S. dollar value of the Fund’s dividends, interest, net realized capital gains, sales proceeds or investments denominated in foreign currency will decline, including to the extent of any devaluation of the currency during the intervals between (a) (i) the time the Fund becomes entitled to receive or receives dividends, interest, net realized capital gains or sales proceeds or (ii) the time an investor gives notice of a requested redemption of a certain amount and (b) the time such amount(s) are converted into U.S. dollars for remittance out of the particular country or countries.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when the Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Foreign Investments and Related Risks. A Fund may invest in securities issued by a foreign issuer or by an issuer with significant revenue or other exposure to foreign markets. There may be less information publicly available about a foreign market, issuer, or security than about U.S. markets or a U.S. issuer or security, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and a Fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of a Fund’s investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as emerging markets. For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a Fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, each Fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a Fund’s income has been earned and translated into U.S. dollars (but before payment), a Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

Continuing uncertainty as to the status of the euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Funds may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

American Depository Receipts (“ADRs”) as well as other hybrid forms of ADRs, including European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations or other exposure to foreign markets.

Forward Commitments and Dollar Rolls. A Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if a Fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if a Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced (“TBA”) purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Fund of an advantageous yield or price. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

A Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

A Fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, a Fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. A Fund would also be able to earn interest on the proceeds of the sale before they are reinvested. A Fund accounts for dollar rolls as purchases and sales. Dollar rolls may be used to create investment leverage and may increase the Fund’s risk and volatility.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that a Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, a Fund may be adversely affected.

Hybrid Securities. A Fund may acquire hybrid securities. A third party or Adviser may create a hybrid security by combining an income-producing debt security (“income producing component”) and the right to receive payment based on the change in the price of an equity security (“equity component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants or options to receive a payment based on whether the price of a common stock surpasses a certain exercise price, or options on a stock index. A hybrid security comprises two or more separate securities, each with its own market value. Therefore, the market value of a hybrid security is the sum of the values of its income-producing component and its equity component.

A holder of a hybrid security faces the risk of a decline in the price of the security or the level of the index involved in the equity component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the hybrid security. The equity component has risks typical to a purchased call option. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a hybrid security includes the income-producing component as well, the holder of a hybrid security also faces risks typical to all debt securities.

Sovereign Debt Obligations. A Fund may invest in sovereign debt, including of emerging market countries. Investors should be aware that the sovereign debt instruments in which each of these Funds may invest may involve great risk and may be deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody’s and S&P.

Sovereign debt may be issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may decide to default on their sovereign debt in whole or in part. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no known bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of that Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes. See “Distributions and Taxes” below.

In recent years, some of the countries in which a Fund may invest have encountered difficulties in servicing their sovereign debt. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations; in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of sovereign debt may be requested to participate in similar rescheduling of such debt.

The ability or willingness of foreign governments to make timely payments on their sovereign debt is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could extinguish a country’s trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

The occurrence of political, social, economic and diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Funds’ investments. The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to services their sovereign debt. There can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of its holdings.

As a result of all of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn, the Funds’ net asset values, to a greater extent than the volatility inherent in domestic securities. The value of sovereign debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.

Commodities. A Fund may invest directly or indirectly in commodities (such as precious metals or natural gas). Commodity prices can be more volatile than prices of other types of investments and can be affected by a wide range of factors, including changes in overall market movements, speculative investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international or local regulatory, political, and economic developments (for example, regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs.

A Fund may also directly or indirectly use commodity-related derivatives. The values of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index. The requirements for qualification as a RIC can limit the extent to which a Fund may enter into certain commodity-related derivatives, such as commodities futures contracts discussed above. See “Distributions and Taxes” below.

Convertible Securities. A Fund may invest in convertible securities. Convertible securities include bonds, debentures, notes, preferred stock and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities may entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its investment value and its conversion value. A security’s investment value represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s conversion value is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security generally trades like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security is typically more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

A Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when to do so is not in the best interests of the shareholders.

A Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid, in which case the Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

Equity Securities. A Fund may invest in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stock. Common stocks represent an equity or ownership interest in an issuer. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, particularly debt securities. Therefore, the value of an investment in the Fund may at times decrease instead of increase. The Fund’s investments may include securities traded over-the-counter as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

Smaller Company Equity Securities. A Fund may invest in equity securities of companies with small market capitalizations. Such investments may involve greater risk than is usually associated with larger, more established companies. Companies with small market capitalizations often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalizations or market averages in general. To the extent a Fund invests in securities with small market capitalizations, the net asset value of the Fund may fluctuate more widely than market averages.

Exchange-Traded Notes (“ETNs”). A Fund may invest in ETNs. ETNs have many features of senior, unsecured, unsubordinated debt securities. Their returns are linked to the performance of a particular asset, such as a market index, less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. A Fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant asset. ETNs do not typically make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the asset to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable asset and there may be times when an ETN trades at a premium or discount to the underlying asset’s value. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the assets on which the ETN’s return is based. A change in the issuer’s credit rating may also affect the value of an ETN despite the underlying asset remaining unchanged. ETNs are also subject to tax risk. For tax purposes, no assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs or amounts realized thereon; further, the requirements for qualification as a RIC may limit the extent to which a Fund may invest in certain ETNs. See “Distributions and Taxes” below.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the Fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Securities” and “Structured Investments” in this Statement of Additional Information.

Floating Rate and Variable Rate Demand Notes. A Fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Inflation-Protected Securities. A Fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. A Fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, a Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If a Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. A Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, if a Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a RIC and to eliminate any fund-level income tax liability under the Code.

Infrastructure Investments. A Fund may invest in securities and other obligations of U.S. and non-U.S. issuers providing exposure to infrastructure investment. Infrastructure investments may be related to physical structures and networks that provide necessary services to society, such as transportation and communications networks, water and energy utilities, and public service facilities. Securities, instruments and obligations of infrastructure-related companies and projects are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies and projects also may be affected by or subject to (i) regulation by various government authorities, including rate regulation; (ii) service interruption due to environmental, operational or other mishaps; (iii) the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and (iv) general changes in market sentiment towards infrastructure and utilities assets.

Initial Public Offerings. A Fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of DoubleLine Funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. There can be no assurance that investments in IPOs will improve the Fund’s performance.

Municipal Bonds. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Changes in law or adverse determinations by the IRS or a state tax authority could cause the income from some of these obligations to become taxable.

Short-term municipal bonds are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

Certain types of private activity bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term municipal bonds if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute municipal bonds, although current federal tax laws place substantial limitations on the size of such issues.

Participation interests. A Fund may invest in municipal bonds either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal bonds, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal bonds will be exempt from federal income tax to the same extent as interest on the municipal bonds. A Fund may also invest in municipal bonds by purchasing from banks participation interests in all or part of specific holdings of municipal bonds. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement.

Stand-by commitments. If a Fund purchases municipal bonds, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those municipal bonds. A stand-by commitment may be considered a security independent of the municipal bond to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal bond to a third party at any time. It is expected that stand-by commitments generally will be available without the payment of direct or indirect consideration.

Yields. The yields on municipal bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings assigned by NRSROs represent their opinions as to the credit quality of the municipal bonds that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of municipal bonds or changes in the investment objectives of investors. Subsequent to purchase by a Fund, an issue of municipal bonds or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund’s portfolio, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold an investment in its portfolio.

Moral obligation bonds. The Funds may invest in so-called moral obligation bonds, where repayment is backed by a moral commitment of an entity other than the issuer, if the credit of the issuer itself, without regard to the moral obligation, meets the investment criteria established for investments by the relevant Fund.

Municipal leases. A Fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain non-appropriation clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a non-appropriation lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which a Fund may invest, including municipal bonds, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s municipal bonds in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of municipal bonds. Further proposals limiting the issuance of municipal bonds may well be introduced in the future.

Private Investment Vehicles. A Fund may also invest in private investment funds, pools, vehicles, or other structures such as, without limitation, hedge funds, private equity funds or other pooled investment vehicles, which may take the form of corporations, partnerships, trusts, limited partnerships, limited liability companies, or any other form of business organization (collectively, “private funds”), including those sponsored or advised by the Adviser or its affiliates. Private funds may utilize leverage without limit and, to the extent a Fund invests in private funds that utilize leverage, the Fund will indirectly be exposed to the risks associated with that leverage and the values of its shares may be more volatile as a result. If a private fund in which a Fund invests is not publicly offered or there is no public market for its shares, the Fund may be prohibited by the terms of its investment from selling its shares in the private fund, or may not be able to find a buyer for those shares at an acceptable price. Securities issued by private funds are generally issued in private placements and are restricted securities. An investment in a private fund may be highly volatile and difficult to value. A Fund would bear its pro rata share of the expenses of any private fund in which it invests. See “Private Placement and Restricted Securities” below.

An investment in private funds sponsored or advised by the Adviser or its affiliates presents certain conflicts of interest. Private funds may pay the Adviser (or its affiliates) different levels of fees, each based on the amount of assets invested in them. Accordingly, the Adviser or its affiliates may earn fees if the Adviser invests a Fund’s assets in private funds that pay fees to the Adviser or its affiliates, and may earn more in payments if a Fund’s assets are allocated to those private funds paying fees at the highest rates. This provides the Adviser an incentive to allocate a Fund’s assets into those private funds that pay the highest rate of fees to the Adviser and its affiliates; however, the Adviser has a duty to disregard that incentive and allocate a Fund’s assets based on the best interest of the Fund.

Private Placement and Restricted Securities. A Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often restricted securities, i.e., securities which cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the Prospectuses forming a part of it, is materially inaccurate or misleading.

Real Estate Investment Trusts (“REITs”). A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like RICs such as the Funds, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the Fund’s own expenses.

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default. REITs, and mortgage REITs in particular, are also subject to interest rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code or failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

A Fund’s investment in a REIT may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes or may require the Fund to accrue and distribute income not yet received. In addition, distributions attributable to REITs made by a Fund to Fund shareholders will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities. Certain securities held by a Fund may permit the issuer at its option to call or redeem its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Short Sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will generally realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund. There can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. A Fund’s ability to engage in short sales may from time to time be limited or prohibited because of the inability to borrow certain securities in the market, legal restrictions on short sales, or other reasons.

Short-Term Investments. Short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments.

Special Purpose Acquisition Companies. A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale. A Fund’s affiliates may create a SPAC for purchase by the Fund to assist the Fund in purchasing certain assets not otherwise available to the Fund.

Structured Investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Warrants . A Fund may invest in warrants, which are instruments that give the Fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of a Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Zero-Coupon and Payment-in-Kind Bonds. A Fund may invest without limit in so-called zero-coupon bonds and payment-in-kind bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for the Fund to liquidate other investments in order to satisfy its distribution requirements under the Code.

RISK CONSIDERATIONS

The following risk considerations relate to investment practices undertaken by the Funds. Generally, since shares of a Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of each Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. You can lose money by investing in a Fund. There is no guarantee of successful performance, that a Fund’s objective can be achieved or that an investment in a Fund will achieve a positive return. An investment in a Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program.

Prospective investors should consider the following risks. Because the following is a combined description of the risks associated with investing in the Funds, your Fund may not be subject to certain of the risks described below. Please see your Fund’s Prospectus for more information on the principal risks and investment strategies associated with your Fund.

General

Various market risks can affect the price or liquidity of an issuer’s securities. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility.

Debt Securities Risks

Debt securities are subject to various risks. Debt securities are subject to, among others, two primary (but not exclusive) types of risk: credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

Credit risk: refers to the risk that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrade, which may have an indirect impact on the market price of securities. Ratings are only opinions of the agencies issuing them and are not guarantees as to quality.

Interest rate risk: refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price. The degree to which a security’s price will change as a result of changes in interest rates is measured by its duration. For example, the price of a bond fund with an average duration of three years would be generally expected to fall approximately 3% if interest rates rose by one percentage point. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the re-set terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Lower Rated Securities

The Funds may invest in fixed income instruments that are at the time of investment unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization. Fixed income instruments rated below investment grade, or unrated securities that are determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as junk bonds.

High yield securities or junk bonds can be classified into two categories: (a) securities issued without an investment grade rating and (b) securities whose credit ratings have been downgraded below investment grade because of declining investment fundamentals. The first category includes securities issued by emerging credit companies and companies which have experienced a leveraged buyout or recapitalization. Although the small and medium size companies that constitute emerging credit issuers typically have significant operating histories, these companies generally do not have strong enough operating results to secure investment grade ratings from the rating agencies. In addition, in recent years there has been a substantial volume of high yield securities issued by companies that have converted from public to private ownership through leveraged buyout transactions and by companies that have restructured their balance sheets through leveraged recapitalizations. High yield securities issued in these situations are used primarily to pay existing stockholders for their shares or to finance special dividend distributions to shareholders. The indebtedness incurred in connection with these transactions is often substantial and, as a result, often produces highly leveraged capital structures which present special risks for the holders of such securities. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The second category of high yield securities consists of securities of former investment grade companies that have experienced poor operating performance due to such factors as cyclical downtrends in their industry, poor management or increased foreign competition.

Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity. They are generally considered to be subject to greater risk than securities with higher ratings particularly in the event of a deterioration of general economic conditions. The lower ratings of the high yield securities which the Fund will purchase reflect a greater possibility that the financial condition of the issuers, or adverse changes in general economic conditions, or both, may impair the ability of the issuers to make payments of principal and interest. The market value of a single lower-rated debt security may fluctuate more than the market value of higher rated securities, since changes in the creditworthiness of lower rated issuers and in market perceptions of the issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than in the case of higher rated issuers. High yield debt securities also tend to reflect individual corporate developments to a greater extent than higher rated securities. The securities in which the Fund invests are frequently subordinated to senior indebtedness.

The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund’s asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

To the extent there is a limited retail secondary market for particular high yield bonds, these bonds may be thinly-traded and the Adviser’s ability to accurately value high yield bonds and a Fund’s assets may be more difficult because there is less reliable, objective data available. In addition, a Fund’s ability to acquire or dispose of the bonds may be negatively-impacted. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. To the extent a Fund owns or may acquire illiquid or restricted high yield bonds, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Funds accrue income on these securities prior to the receipt of cash payments. The Funds must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

Underwriting and dealer spreads associated with the purchase of lower rated bonds are typically higher than those associated with the purchase of high grade bonds.

Reliance on the Adviser

Each Fund’s ability to achieve its investment objective is dependent upon the Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of the Funds have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers does not guarantee future results for the Adviser.

Options Transactions

The effective use of options depends on a Fund’s ability to terminate option positions at times when the Adviser deems it desirable to do so. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised.

In addition, a covered put or call writer would be unable to utilize the amount held in cash, U.S. Government Securities, or other liquid securities as security for the option for other investment purposes until the exercise or expiration of the option.

A Fund’s ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that such a market will exist, particularly in the case of OTC Options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

There can be no assurance that a liquid market will exist when the Fund seeks to close out an options position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange clearinghouse may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.

In addition, the hours of trading for options may not conform to the hours during which securities held by a Fund are traded. To the extent that the options markets close before the markets for underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. In addition, a Fund’s listed options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write (sell) or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may write.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC Option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of an option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security or the contract value of the relevant index at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or the value of the index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or securities, the price of the put or call option may move more or less than the price of the related security or securities.

To the extent that a Fund utilizes unlisted (or “over-the-counter”) options, the Fund’s ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may write.

Futures Contracts and Options on Futures

There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful use of futures contracts by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of interest rates or changes in market conditions. In addition, there can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index and the price movements in the securities which are the subject of the hedge.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Fund has hedged against the possibility of an increase in interest rates or a decrease in the value of portfolio securities and interest rates fall or the value of portfolio securities increase instead, a Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily be at increased prices that reflect the decline in interest rates. While utilization of futures contracts and options on futures contracts may be advantageous to the Fund, if the Fund is not successful in employing such instruments in managing the Fund’s investments, the Fund’s performance will be worse than if the Fund did not make such investments.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Fund’s ability to effectively hedge its portfolio.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions and dealer mark-ups, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Fund’s ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Fund’s transactions effected on foreign exchanges.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy, of the writer of an OTC option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent a Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause a Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Adviser’s opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

Repurchase Agreements

In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, a Fund will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss. Each Fund follows procedures designed to minimize the risks associated with repurchase agreements, including effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and specifying the required value of the collateral underlying the agreement.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are considered borrowings by the Fund. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of a least 300% of all borrowings or otherwise segregate sufficient cash or other liquid assets to cover the repurchase obligation.

Preferred Securities Risk

In addition to many of the risks associated with both fixed income securities (e.g., interest rate risk and credit risk) and common shares or other equity securities (see “Investment Practices—Equity Securities” above), preferred securities are also subject to deferral risk. Preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for an extended period. Preferred securities may also contain provisions that allow an issuer, under certain conditions, to skip (in the case of noncumulative preferred securities) or defer (in the case of cumulative preferred securities), dividend payments. If a Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred stock in some instances is convertible into common shares or other securities.

Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, a Fund may not be able to reinvest the proceeds at comparable or favorable rates of return.

Preferred securities typically do not provide any voting rights, except in cases in which dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities.

Restricted Securities

All Funds may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. The Adviser, pursuant to procedures adopted by the Board of Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be liquid, it will not be included within the category illiquid securities, which under the Fund’s current policies may not exceed 15% of the Fund’s net assets.

Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction. Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Board of Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be liquid, the security will not be included within the category illiquid securities. However, investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Ratings Categories – Use of Credit Ratings by the Funds

A description of the rating categories as published by Moody’s and S&P is set forth in the Appendix to this Statement of Additional Information. (Other NRSROs use different categorizations, which may also be utilized by the Adviser.) Ratings assigned by Moody’s and/or S&P to securities acquired by a Fund reflect only the views of those agencies as to the quality of the securities they have undertaken to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change.

When an investment is rated by more than one NRSRO, the Adviser will utilize the highest rating for that security for purposes of applying any investment policies that incorporate credit ratings (e.g., a policy to invest a certain percentage of a Fund’s assets in securities rated investment grade) except where a Fund has a policy to invest a certain percentage of its assets in securities that are rated below investment grade, in which case the Fund will utilize the lowest rating that applies to that investment.

Risks of Unrated Securities

Each Fund may purchase unrated securities (which are not rated by a rating agency) if the Adviser determines that the security is of comparable quality to a rated security that a Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Securities Lending

Each Fund may lend portfolio securities with a value up to 33 1/3% of its total assets, including collateral received for securities lent. If a Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Also, there is the risk that the value of the investment of the collateral could decline causing a Fund to lose money.

Service Providers

The Funds may be subject to credit risk with respect to the custodian. In the event of the custodian’s bankruptcy, even if the Funds’ custodian does have sufficient assets to meet all claims, there could be a delay before a Fund receives assets to satisfy their claims. In addition, in the event of the bankruptcy of the Funds’ administrator, transfer agent or custodian there are likely to be operational and other delays and additional costs and expenses associated with changes in service provider arrangements.

Large Shareholder Redemptions

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these account holders of their shares in a Fund may impact the Fund’s liquidity and net asset value. These redemptions may also force a Fund to sell securities at a time when the Adviser would otherwise not choose to sell, which may negatively impact a Fund’s performance, as well as increase a Fund’s trading costs and its taxable distributions to shareholders.

Mortgage-Backed Securities Risks

Credit and Market Risks of Mortgage-Backed Securities. Investments by the Funds in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. Like other bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall. The value of all mortgage-backed securities may also change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in each Fund’s net asset value. The liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of investments. Other factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

Ongoing developments in the residential mortgage market may have additional consequences to mortgage-backed securities. Delinquencies and losses generally have been increasing with respect to securitizations involving residential mortgage loans and may continue to increase as a result of the weakening housing market and the seasoning of securitized pools of mortgage loans.

Additionally, mortgage lenders recently have adjusted their loan programs and underwriting standards, which has reduced the availability of mortgage credit to prospective mortgagors. This has resulted in reduced availability of financing alternatives for mortgagors seeking to refinance their mortgage loans. The reduced availability of refinancing options for mortgagors has resulted in higher rates of delinquencies, defaults and losses on mortgage loans, particularly in the case of, but not limited to, mortgagors with adjustable rate mortgage loans or interest-only mortgage loans that experience significant increases in their monthly payments following the adjustment date or the end of the interest-only period (see “Adjustable Rate Mortgages” below for further discussion of adjustable rate mortgage risks). These events, alone or in combination with each other and with deteriorating economic conditions in the general economy, may continue to contribute to higher delinquency and default rates on mortgage loans. The tighter underwriting guidelines for residential mortgage loans, together with lower levels of home sales and reduced refinance activity, also may have contributed to a reduction in the prepayment rate for mortgage loans generally and this may continue.

Alternative A mortgage loans may experience greater rates of delinquency and foreclosure due to underwriting standards. These mortgage loans may not meet the sponsor’s general underwriting policies for prime mortgage loans due to borrower credit characteristics. In addition, the underwriting program may permit less restrictive underwriting criteria as compared to general underwriting criteria, including additional types of mortgaged properties, categories of borrowers and/or reduced documentation requirements, such as no verification of income or no verification of assets. As a consequence, delinquencies, foreclosures and cumulative losses may be expected to be greater with respect to these mortgage loans than with respect to mortgage loans originated in conformity with the general underwriting standards.

The conservatorship of Fannie Mae and Freddie Mac in September 2008 may adversely affect the real estate market and the value of real estate assets generally. It is unclear at this time to what extent these conservatorships will curtail the ability of Fannie Mae and Freddie Mac to continue to act as the primary sources of liquidity in the residential mortgage markets, both by purchasing mortgage loans for portfolio and by guaranteeing mortgage-backed securities. A reduction in the ability of mortgage loan originators to access Fannie Mae and Freddie Mac to sell their mortgage loans may adversely affect the financial condition of mortgage loan originators.

Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of such investments. Because mortgage-backed securities may be less liquid than other securities, the Funds may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity if disfavored by the market.

Commercial Mortgage-Backed Securities (“CMBS”). CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Prepayment, Extension, and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. In such an event, the mortgage-backed security which represents an interest in such underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayments when interest rates decline also limits market price appreciation of mortgage-backed securities. Mortgage-backed securities are also subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Collateralized Mortgage Obligations (“CMOs” ). There are certain risks associated specifically with CMOs. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. In addition, the average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994 and 2008, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demands imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone.

Adjustable Rate Mortgages (“ARMs” ). ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the minimum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed securities.

Stripped Mortgage Securities. Part of the investment strategy of the Funds may involve the purchase of interest-only or principal-only Stripped Mortgage Securities. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities. These investments are highly sensitive to changes in interest and prepayment rates and tend to be less liquid than other CMOs.

Inverse Floaters. Investments in inverse floaters and similar instruments expose a Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters may be considered to be leveraged, including if their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters and similar instruments that have mortgage-backed securities underlying them will expose a Fund to the risks associated with those mortgage-backed securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying mortgage-backed securities.

Collateralized Debt Obligations. A Fund may invest in CDOs, which include CBOs, CLOs and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the equity tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify under Rule 144A under the Securities Act. In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Mortgage Dollar Rolls

Mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under an agreement may decline below the price of the security the Fund sold for immediate settlement. Mortgage dollar rolls are speculative techniques involving leverage, and are considered borrowings by a Fund. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of a least 300% of all borrowings.

Asset-Backed Securities

Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

Foreign Securities

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. As compared to United States companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund’s portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issues.

Foreign Currency

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of those Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Core Fixed

Income Fund, the Emerging Markets Fixed Income Fund, the Multi-Asset Growth Fund, and the Low Duration Bond Fund are authorized to enter into certain foreign currency future and forward and options contracts. However, it is not obligated to do so and, depending on the availability and cost of these devices, the Funds may be unable to use them to protect against currency risk. While foreign currency future, forward and options contracts may be available, the cost of these instruments may be prohibitively expensive so that the Funds may not to be able to effectively use them.

Emerging Market Countries

Investors should recognize that investing in securities of emerging market countries through investment in a Fund involves certain risks, and considerations, including those set forth below, which are not typically associated with investing in the United States or other developed countries.

Political and economic structures in many emerging markets countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many emerging securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

In addition, emerging market countries’ exchanges’ and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher in emerging markets than in developed countries. As a result, Funds investing in emerging market countries have operating expenses that are expected to be higher than other funds investing in more established market regions.

Many of the emerging market countries may be subject to greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries.

Such instability may result from, among other things, (i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies. Such social, political and economic instability could disrupt the financial markets in which the Funds invest and adversely affect the value of the Funds’ assets.

In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries.

Many of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on Funds investing in emerging market countries. Many emerging market countries are experiencing currency exchange problems. Countries have and may in the future impose foreign currency controls and repatriation control.

Defaulted Securities

A Fund may invest in securities in default. Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in emerging market countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative.

Counterparty Risk

A Fund may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives (including swaps), which involve a promise by the counterparty to honor an obligation to a Fund. That Fund’s ability to realize a profit from such transactions will depend on the ability of the counterparty (the obligor) which it enters into the transaction to meet its obligations to the Fund. If a Fund engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.

Cyclical Opportunities Risk

A Fund may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the Adviser believes they have growth potential. A Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress a Fund’s share prices.

Investing in Special Situations

Periodically, a Fund might use aggressive investment techniques. These might include seeking to benefit from what the Adviser perceives to be special situations, such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. However, there is a risk that the change or event might not occur as expected by the Adviser, which could have a negative impact on the price of the issuer’s securities. The Fund’s investment might not produce the expected gains or could incur a loss.

Sector Risk

To the extent that a Fund has significant investments in one or a few sectors, it bears more risk than a fund that maintains broad sector diversification because, for example, a decline in values of the securities of issuers in that sector (due to, for example, an issue affecting companies in that sector) will affect the performance of the Fund greater than a fund that invests more broadly or evenly across sectors. Specific types of sector risk include the following:

Financial Services Risk: A Fund may invest a significant portion of its assets in the financial services sector. Risks of investing in the financial services sector include: (i) Regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which such companies operate; (ii) Changes in interest rates: unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; (iii) Non-diversified loan portfolios: financial services companies, whose securities the Fund purchases, may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; (iv) Credit: financial services companies may have exposure to investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (v) Competition: the financial services sector has become increasingly competitive.

Natural Resource Risk: A Fund may invest in companies that derive their value from natural resources, and therefore may be particularly subject to risks affecting those companies. Natural resources may include, without limitation, energy (including gas, petroleum, petrochemicals and other hydrocarbons), precious metals (including gold), base and industrial metals, timber and forest products, agriculture and commodities.

Natural resource prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. In addition, political and economic conditions in a limited number of natural-resource-producing countries may have a direct effect on the commercialization of natural resources, and consequently, on their prices. For example, the vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada and Russia.

Technology Risk: A Fund may concentrate investments in companies which utilize innovative technologies and therefore may be particularly subject to risks affecting those companies. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins. Electronic technology and technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies in an emerging stage of development are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

Focused Investment Risk

A Fund that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a Fund that invests in a more diverse investment portfolio. In addition, the value of such a Fund is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.

Reinvestment Risk

Income from a Fund’s portfolio may decline when the Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing a Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by a Fund from its investments is likely to have a negative effect on the yield and total return of the Fund’s shares.

Valuation Risk

The valuation of certain of the Funds’ investments involves subjective judgment. There can be no assurance that the a Fund will value its investments in a manner that reflects their market value or that a Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s net asset value. Certain securities in which a Fund may invest, including high yield bonds, commodities, derivatives, emerging market securities, mortgage-related securities, complex securities, and thinly-traded or illiquid investments may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

Legal and Regulatory Risk

Legal, tax and regulatory changes could occur during the term of the Funds and may adversely affect the Funds and their ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Funds. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Funds and the Adviser have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Funds and the Adviser will continue to be eligible for such exemptions. For example, the Funds have filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” under Commission Regulation 4.5 under the CEA with respect to the Funds’ operations. The CFTC has adopted amendments to its rules that may affect the Funds’ ability to continue to claim this exclusion. If a Fund’s Adviser sought to claim the exclusion, as amended, a Fund may be limited in its ability to make certain investments, including futures, options on futures, and certain swaps transactions. Those limitations may adversely affect a Fund’s ability to pursue its investment strategies, ability to achieve its investment objective and performance. If a Fund’s Adviser did not claim the exclusion, its Adviser may become subject to registration and regulation as a commodity pool operator with respect to the Fund. The Funds may incur additional expenses as a result of the CFTC’s registration and regulatory requirements and those regulatory requirements may affect how the Funds invest, potentially affecting their ability to achieve their investment objectives, pursue their investment strategies, and adversely affecting their performance. The effect of the adopted amendments on the operations of the Funds and the Adviser is not fully known at this time.

The U.S. Government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements. Because the legislation leaves much to agency rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Funds’ ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Funds) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Funds may be unable to execute their investment strategies as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as position limits, on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may also apply to certain other derivatives positions a Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Funds do not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Therefore it is possible that the trading decisions of the Adviser may have to be modified and that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Funds.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Funds’ use of derivatives, which could have an adverse impact on the Funds. The Adviser cannot predict the effects of future regulatory initiative or guidance on the Funds.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Funds may trade have adopted reporting requirements. If a Fund’s short positions or its strategy become generally known, it could have a significant effect on the Adviser’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a short squeeze in the securities held short by a Fund forcing the Fund to cover its positions at a loss. Such reporting requirements may also limit the Adviser’s ability to access management and other personnel at certain companies where the Adviser seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as a Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make a Fund unable to execute its investment strategy. In addition, if the SEC were to adopt restrictions regarding short sales, they could restrict the Funds’ ability to engage in short sales in certain circumstances, and the Funds may be unable to execute their investment strategies as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Funds to execute certain investment strategies and may have a material adverse effect on the Funds’ ability to generate returns.

Federal legislation has been passed that requires the adoption of regulations that would require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements would apply to loan participations, syndicated loans, and loan assignments. If a Fund invests in loans it could be adversely affected by the regulation. The effect of any future regulatory change on the Funds could be substantial and adverse.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of that Fund. The Adviser manages each Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund’s current income and gains available for distribution to its shareholders. Each of the Funds may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Adviser, it is in the best interest of the Fund to do so, for example, because an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period. Transactions in equity securities typically involve the payment of brokerage commissions, which are borne by the Funds and negatively affect a Fund’s performance. Debt securities are normally traded on a principal basis, involving a mark-up or mark-down of the price which is an indirect transaction cost, and therefore the Funds incur transaction costs when trading them. Their costs are incorporated in purchase or sale prices and negatively affect the Funds’ performance.

The portfolio turnover rates of the Funds for the fiscal years ended March 31, 2011 and March 31, 2012 are as follows:

Fund(1)	2011(2)	2012
Total Return Bond Fund	17%	15%

Core Fixed Income Fund	84%	81%

Emerging Markets Fixed Income Fund	109%	177%

Multi-Asset Growth Fund	19%	48%

Low Duration Bond Fund	N/A	46% (2)
(1)

The Total Return Bond Fund and the Emerging Markets Fixed Income Fund commenced operations on April 6, 2010. The Core Fixed Income Fund commenced operations on June 1, 2010. The Multi-Asset Growth Fund commenced operations on December 20, 2010. The Low Duration Bond Fund commenced operations on September 30, 2011.

(2)	Not annualized.

DISCLOSURE OF PORTFOLIO INFORMATION

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end (collectively, the “Portfolio Holdings”) to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter). This information is generally not available on the Funds’ website. Shareholders and others who wish to obtain Portfolio Holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for Portfolio Holdings may be made on a monthly basis pursuant to this procedure, or standing requests for Portfolio Holdings may be accepted. Persons making requests will be asked to provide their name and a mailing address, e-mail address or fax number. Each Fund reserves the right to refuse to fulfill a request if it believes that providing Portfolio Holdings would be contrary to the best interests of the Fund.

In addition, the Funds may disclose Portfolio Holdings at any time to analysts, ratings agencies, outside fund evaluators and data aggregators such as, but not limited to, Morningstar, Lipper, Bloomberg and Standard and Poor’s. The disclosure of Portfolio Holdings in this context is generally conditioned on the recipient agreeing to treat such Portfolio Holdings as confidential (provided that analysts and rating agencies may publish portfolio positions upon the consent of authorized personnel (as defined below), under circumstances where such personnel determine that such information is publicly available through the Funds’ website or by other means, or will become publicly available through such publication), and to not allow the Portfolio Holdings to be used by it or its employees in connection with the purchase or sale of shares of a Fund.

In addition, Portfolio Holdings are provided or otherwise available on a real-time basis to third-party service providers of the Funds (and their personnel) who require the information to provide services to the Funds, including the Adviser, the Funds’ custodian, U.S. Bank N.A., pricing service providers, Thomson Reuters/Lipper, ValueLine, Vickers Stock Research, CapitalBridge (formerly Citigate Financial), broker-dealers who facilitate the Funds’ trading, the Funds’ accountant and administrator, U.S. Bancorp Fund Services, LLC, the Funds’ Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, and Ropes & Gray LLP, counsel to the Fund.

The Trust’s Officers (for example, President, Treasurer, Chief Compliance Officer, or Secretary) (collectively, “authorized personnel”) may authorize disclosure of a Fund’s Portfolio Holdings. The Trust’s Chief Compliance Officer or other authorized personnel provide periodic reports to the Trust’s Board of Trustees regarding the operation of the Trust’s policy in respect of the disclosure of Portfolio Holdings and disclosures made pursuant to it.

No compensation is received by the Funds or the Adviser in connection with the disclosure of Portfolio Holdings.

BROKERAGE PRACTICES

The Adviser is responsible for the placement of the Funds’ portfolio transactions and, with respect thereto, the negotiation of prices, brokerage commissions, if any, and mark-ups and mark-downs or spreads on principal transactions. The Adviser may also purchase securities on behalf of the Funds in underwritten offerings at fixed prices that include discounts to underwriters and/or concessions to dealers.

In placing a portfolio transaction, the Adviser seeks to achieve best execution. This means that, in selecting broker-dealers to execute portfolio transactions for the Funds, the Adviser seeks to select broker-dealers that will execute securities transactions in a manner such that the total cost or proceeds of each transaction is the most favorable under the circumstances. This does not mean, however, that portfolio transactions are always executed at the lowest available commission or spread, and the Adviser may effect transactions that cause a Fund to pay a commission or spread in excess of a commission or spread that another broker-dealer would have charged if the Adviser determines that, notwithstanding such commission or spread, such transaction is in the Fund’s best interest. In making this determination, the Adviser may take a variety of factors into consideration, including, (i) execution quality in light of order size, difficulty of execution and other relevant factors; (ii) associated expenses and costs; (iii) the quality, reliability, responsiveness and value of the provided services, (iv) the operational compatibility between the broker-dealer and the Adviser; and (v) the broker-dealer’s safety and soundness.

From time to time, the Adviser receives unsolicited research from various brokers, which may or may not be counterparties to trades placed on behalf of clients. The Adviser does not use brokerage commissions from client account trades to obtain research or other products or services from broker-dealers. While the Adviser may review and consider certain of the research received, the provision of unsolicited research does not factor into the Adviser’s broker selection process. Research services include items such as reports on industries and companies, economic analyses, review of business conditions and portfolio strategy and various trading and quotation services. Such services also include advice from broker-dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. These services also include recommendations as to purchase and sale of individual securities and timing of transactions.

Research may be provided directly by an executing broker-dealer (“direct research providers”) or by third party research providers such as a non-executing third party broker-dealer or other third party research service (“third party research providers”).

In an effort to achieve efficiencies in execution and reduce trading costs, the Adviser and its affiliates may, but will not necessarily, aggregate securities transactions on behalf of a number of accounts, including accounts of the Funds, at the same time. In addition, the Adviser may execute securities transactions alongside or interspersed between aggregated orders when the Adviser believes that such execution will not interfere with its ability to execute in a manner believed to be most favorable to its clients as a whole. The Adviser may exclude trades for accounts that direct brokerage or that are managed in part for tax considerations from aggregate orders.

When executing aggregate orders, trades will be allocated among accounts using procedures that the Adviser considers to be reasonably designed to be non-preferential and fair and equitable over time. This may include making the allocation on a random or pro rata basis or based on such considerations as diversification requirements, duration, investment objectives, client contractual or regulatory investment guidelines and restrictions, existing or targeted account weightings in particular securities or sectors, lot size, account size, cash availability, amount of existing holdings (or substitutes) of the security in the accounts, investment time horizons and directed brokerage instructions, if applicable.

The Adviser shares allocations of public offerings and other desirable but limited opportunities to buy or sell securities in a manner that the Adviser considers reasonably designed to be non-preferential and fair and equitable over time, such that no account or group of accounts receives consistently favorable or unfavorable treatment. Generally, such allocations will be effected either randomly or on the basis of pre-determined ratios based on each account’s documented assets under management and leverage, provided that exceptions may be made due to a variety of considerations.

In addition, and particularly with respect to fixed income securities, if a small amount of an investment is allocated to the Adviser, the Adviser may allocate it disproportionately, taking into consideration lot size, existing or targeted account weightings in particular securities and/or sectors, account size, diversification requirements and investment objectives/restrictions.

During the fiscal years ended March 31, 2011 and March 31, 2012, the Funds paid total brokerage commissions as follows:

Fund	Total Brokerage Commissions
	March 31, 2011(1)	March 31, 2012

Total Return Bond Fund	$0	$0

Core Fixed Income Fund	$0	$0

Emerging Markets Fixed Income Fund	$0	$0

Multi-Asset Growth Fund	$10,000	$13,101

Low Duration Bond Fund	N/A	$0
(1)

The Total Return Bond Fund and the Emerging Markets Fixed Income Fund commenced operations on April 6, 2010. The Core Fixed Income Fund commenced operations on June 1, 2010. The Multi-Asset Growth Fund commenced operations on December 20, 2010. The Low Duration Bond Fund commenced operations on September 30, 2011.

As of the close of the fiscal year ended March 31, 2012, the Funds listed below owned securities of their regular broker-dealers as defined by Rule 10b-1 under the 1940 Act. (Generally, a regular broker or dealer of an investment company is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from participating in portfolio transactions, engaged as principal in the largest dollar amount of portfolio transactions, or sold the largest dollar amount of portfolio securities during the Fund’s most recent fiscal year).

Fund/Regular Broker-Dealer	Amount
Core Fixed Income Fund
CitiGroup Global Markets	$4,558,000
JP Morgan Chase and Company	$8,805,000
Goldman Sachs Group	$3,942,000

Low Duration Bond Fund
CitiGroup Global Markets	$719,000
JP Morgan Chase and Company	$1,224,000

TRUSTEES AND OFFICERS

The Board of the Trust consists of five Trustees, three of whom are not considered to be “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers to the Trust. The Adviser and the Fund’s administrator are responsible for the day-to-day management and administration of the Trust.

The Chair of the Board, Mr. Jeffrey E. Gundlach, also serves as Chief Executive Officer and Chief Investment Officer of the Adviser and, as such, he participates in the oversight of the Trust’s day-to-day business affairs. Mr. Gundlach is an interested person of the Trust. The Vice Chairman of the Board of Trustees is Mr. Philip A. Barach. He serves as the President of the Adviser and is also an interested person of the Trust.

Mr. Raymond B. Woolson serves as the lead Independent Trustee. A portion of each regular meeting of the Board is devoted to an executive session of the Independent Trustees at which no members of management or the Fund’s administrator are present. At those meetings, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board of Trustees, including fund governance, fund management, and leadership issues, and are advised by independent legal counsel. Mr. Woolson serves as Chair for those meetings.

The Board has an Audit Committee consisting of the Trustees who are Independent Trustees. Mr. Woolson serves as the Chairman of the Audit Committee. The Audit Committee’s other members are Messrs. Ciprari and Salter. The Audit Committee makes recommendations to the Board concerning the selection of the independent auditors and reviews with the auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Trust with the accounting and financial reporting requirements of the 1940 Act. The Audit Committee met three times during the fiscal year ended March 31, 2012.

The Board has a Nominating Committee consisting of the Trustees who are Independent Trustees. The members of the Trust’s Nominating Committee are Messrs. Ciprari, Salter, and Woolson. The Nominating Committee makes recommendations to the Board regarding nominations for membership on the Board as an independent trustee. Based on, among other things, information provided by management of the Trust, the Nominating Committee periodically reviews trustee compensation and recommends any changes it deems appropriate to the Independent Trustees. The Nominating Committee will also consider potential trustee candidates recommended by shareholders provided that the proposed candidates satisfy the trustee qualification requirements provided in the Trust’s Declaration of Trust, as amended, and the Trust’s other governing documents. The Nominating Committee did not meet during the fiscal year ended March 31, 2012.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question, and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of its duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: (i) such person’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) such person’s ability to work effectively with the other members of the Board; (iii) how the individual’s skills, experiences, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board; (iv) such person’s character and integrity; (v) such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and (vi) as to each Trustee other than Messrs. Gundlach and Barach, his status as an Independent Trustee. In addition, the following specific experience, qualifications, attributes and/or skills were considered in respect of the listed Trustee: Mr. Ciprari, significant experience serving in the investment banking industry and as a senior executive at an investment bank; Mr. Salter, significant experience and familiarity with securities markets and financial matters generally; Mr. Woolson, significant financial consulting, fund accounting, and fund administration experience; Mr. Gundlach, significant experience and service in the investment management industry and as a senior executive at an investment advisory firm; and Mr. Barach, significant experience and service in the investment management industry. References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust, including: (i) the extensive oversight provided by the Adviser, of which Mr. Gundlach is the Chief Executive Officer and Chief Investment Officer; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are interested persons of the Trust; and (iii) the leadership role of the lead Independent Trustee. The Board expects to review its structure on an annual basis.

In its oversight role, the Board and/or its Committees receive and review reports from the Funds’ officers, including, but not limited to, the President, Chief Compliance Officer and Treasurer, DoubleLine portfolio management personnel and other senior personnel of the Adviser, the Funds’ independent registered public accounting firm, and the Funds’ third-party service providers with respect to a variety of matters, including matters that relate to the operations of the Funds, including related risks.

The function of the Board with respect to risk management is one of periodic oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, the Adviser, and other service providers to the Trust employ a variety of processes, procedures, and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. The Board recognizes, however, that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. There is no assurance that the Board of Trustees’ operations or leadership structure will identify, prevent, or mitigate risks in actual practice. The Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The name, age and principal occupations for the past five years of the Trustees and officers of the Funds are listed below, along with the number of portfolios in the fund complex overseen and the other directorships held by each Trustee. The business address for each Trustee is c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

Independent Trustees

Name and Age	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Joseph J. Ciprari, 47	Trustee	Indefinite/Since Inception	Consultant with Remo Consultants. Formerly, President of Remo Consultants. Formerly, Managing Director at Ally Securities LLC. Formerly, Managing Director, UBS AG.	6	None
John C. Salter, 54	Trustee	Indefinite/Since Inception	Manager at Chapdelaine & Co. Incorporated. Formerly, Partner at Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	6	None
Raymond B. Woolson, 52	Trustee	Indefinite/Since Inception	President of Apogee Group, Inc., a company providing financial consulting services.	6	None

Interested Trustees

Each of the following Trustees is an interested person of the Trust as defined in the 1940 Act because they are officers of the Adviser, and indirect shareholders in the Adviser.

Name and Age	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Jeffrey E. Gundlach, 52	Trustee	Indefinite/Since Inception	Chief Executive Officer at DoubleLine Capital LP (since December 2009); prior thereto, Chief Investment Officer, Group Managing Director and President at TCW Group.	6	None
Philip A. Barach, 59	Trustee	Indefinite/Since Inception	President at DoubleLine Capital LP (since December 2009); prior thereto, Group Managing Director at TCW Group.	6	None
(1)	The term “Fund Complex” as used herein includes the Funds and DoubleLine Opportunistic Credit Fund.

Equity Ownership of Trustees in the Funds

The Trustees owned the following dollar ranges of equity securities in the Funds as of the end of the most recently completed calendar year:

Fund Shares Owned by Trustees as of December 31, 2011

Amount Invested Key
A.	$0
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

	Dollar Range of Equity Securities Owned in the Funds					Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Name of Trustee	Total Return Bond Fund	Core Fixed Income Fund	Emerging Markets Fixed Income Fund	Multi- Asset Growth Fund	Low Duration Bond Fund(1)
Independent Trustees
Joseph J. Ciprari	A	A	A	A	A	A
John C. Salter	B	A	A	C	A	C
Raymond B. Woolson	A	A	A	A	A	A
Interested Trustees
Jeffrey E. Gundlach	E	E	E	A	A	E
Philip A. Barach	E	A	E	A	A	E
(1)	The Low Duration Bond Fund commenced operations on September 30, 2011.

Trustee Interest in Adviser, Distributor or Affiliates

As of the end of the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families own or have owned securities beneficially or of record in the Adviser, Quasar Distributors, LLC (the “Distributor”), or any affiliate of the Adviser or Distributor during the past two calendar years, as shown by the chart below. Accordingly, as of the end of the most recently completed calendar year, neither the Independent Trustees of the Trust nor members of their immediate families, have or had a direct or indirect interest, the value of which exceeds $120,000 in the Adviser, the Distributor, or any of their affiliates during the past two calendar years.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class

Joseph J. Ciprari	None	None	None	None	None

John C. Salter	None	None	None	None	None

Raymond B. Woolson	None	None	None	None	None

Trustee Material Interest in Any Transactions with Adviser, Distributor or Affiliates

During the two most recently completed calendar years, neither the Independent Trustees of the Trust nor members of their immediate family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor, or any affiliate of the Adviser or Distributor was a party.

Compensation of Independent Trustees

The following table illustrates the annual compensation paid on a quarterly basis to each Trustee who is not an employee of the Adviser or its affiliates for his services as Trustee of the Funds and, if applicable, the compensation paid to a Trustee for his service as the Audit Committee Chair and/or the lead Independent Trustee (such compensation being in addition to the fees received for serving on the Board).

Position	Annual Compensation
Trustee	$185,000
Audit Committee Chair	$15,000
Lead Independent Trustee	$18,000

The fees shown above are prorated among the Funds. The Funds will also reimburse the Trustees for travel and other out-of-pocket expenses incurred in connection with attending such meetings of the Trustees. Trustees do not receive any pension or retirement benefits as a result of their service as a trustee of the Trust; however, the Trust will pay a benefit to a former Trustee for a period of two years beginning September 4, 2012, at a rate equal to one-half of the rate at which the Independent Trustees were paid at the time of his resignation. Trustees and officers who are employed by the Adviser or an affiliated company thereof do not receive any compensation or expense reimbursement from the Trust.

The following table illustrates the compensation paid to each Trustee by the Trust and the Fund Complex for the fiscal year ended March 31, 2012.

	Aggregate Compensation from the Funds					Total Compensation from Trust and Fund Complex(1) Paid to Trustees
Name of Trustee	Total Return Bond Fund	Core Fixed Income Fund	Emerging Markets Fixed Income Fund	Multi- Asset Growth Fund	Low Duration Bond Fund
Independent Trustees
Joseph J. Ciprari	$81,149	$4,241	$1,612	$402	$96	$87,500
John C. Salter	$81,149	$4,241	$1,612	$402	$96	$87,500
Raymond B. Woolson	$93,394	$4,660	$1,888	$463	$96	$100,500
Interested Trustees
Jeffrey E. Gundlach	None	None	None	None	None	None
Philip A. Barach	None	None	None	None	None	None
(1)	The term “Fund Complex” as used herein includes the Funds and DoubleLine Opportunistic Credit Fund.

Retirement Policy

The Trust has not adopted a retirement policy for trustees.

Officers

The officers of the Trust who are not also trustees of the Trust are included in the table below. The business address for each officer is c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald R. Redell, 41	President	Indefinite/Since Inception	Trustee, President and Chief Executive Officer of DoubleLine Opportunistic Credit Fund (since July 2011); President of DoubleLine Funds Trust (since January 2010); Executive Vice President at DoubleLine Capital LP (since July 2010); prior thereto, President and CEO at TCW Funds, Inc. and TCW Strategic Income Fund, Inc.
Susan Nichols, 49	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since October 2011	Treasurer and Principal Financial and Accounting Officer of DoubleLine Opportunistic Credit Fund (since July 2011); Treasurer and Principal Financial and Accounting Officer of DoubleLine Funds Trust (since October 2011); prior thereto, Assistant Treasurer at DoubleLine Funds Trust; Director of Operations, Mutual Funds and Southern Wholesaler at DoubleLine Capital LP (since December 2009); prior thereto, Senior Vice President at TCW.
Keith T. Kirk, 48	Chief Compliance Officer	Indefinite/Since May 2012	Chief Compliance Officer of DoubleLine Opportunistic Credit Fund (since May 2012); Chief Compliance Officer of DoubleLine Funds Trust (since May 2012); Chief Compliance Officer of DoubleLine Capital LP (since January 2012), Independent Compliance Consultant (from September 2009 through December 2011), Chief Compliance Officer of Metropolitan West Asset Management LLC (September 2004 through August 2009)
Louis C. Lucido, 62	Secretary	Indefinite/Since Inception	Secretary of DoubleLine Opportunistic Credit Fund (since July 2011); Chief Operating Officer of DoubleLine Capital LP (since June 2010); Secretary at DoubleLine Funds Trust (since January 2010); Executive Vice President of DoubleLine Capital LP (from December 2009 through May 2010); prior thereto, Group Managing Director at TCW.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Grace Walker, 41	Assistant Treasurer	Indefinite/Since March 2012	Assistant Treasurer of DoubleLine Opportunistic Credit Fund (since March 2012); Assistant Treasurer of DoubleLine Funds Trust (since March 2012); Assistant Treasurer of the private funds of Western Asset Management Company (from December 2004 through March 2012).
Cris Santa Ana, 46	Vice President	Indefinite/Since April 2011	Vice President of DoubleLine Opportunistic Credit Fund (since July 2011); Vice President of DoubleLine Funds Trust (since April 2011); Chief Risk Officer at DoubleLine Capital LP (since June 2010); Chief Operating Officer at DoubleLine Capital LP (from December 2009 through May 2010); prior thereto, Managing Director at TCW.
Earl A. Lariscy, 46	Vice President	Indefinite/Since May 2012	General Counsel at DoubleLine Capital LP (since April 2010); prior thereto, Director at Barclays Capital and Agency; General Manager of Barclays Bank PLC’s California-based banking operations beginning in October 2007. Prior to Barclays, Mr. Lariscy served as Vice President/Associate General Counsel to TCW since January 2006 and worked as outside counsel with Linklaters in New York.
David Kennedy, 47	Vice President	Indefinite/Since May 2012	Vice President of DoubleLine Opportunistic Credit Fund (since May 2012); Vice President of DoubleLine Funds Trust (since May 2012); Director, Trading and Settlements at DoubleLine Capital LP (since January 2010); prior thereto, Senior Vice President at TCW.

INVESTMENT ADVISORY AGREEMENT

The Trust and the Adviser are parties to an Investment Management and Advisory Agreement (“Advisory Agreement”). The Adviser was organized in 2009 as a Delaware limited liability company, and was converted into a Delaware limited partnership on December 23, 2009. Jeffrey E. Gundlach, the Chief Executive Officer and Chief Investment Officer of the Adviser and an Interested Trustee of the Trust, holds the largest number of limited partnership interests of the Adviser, and, combined with Philip A. Barach, the President of the Adviser and an Interested Trustee of the Trust, are the majority limited partners of the Adviser. The Adviser issued limited partnership interests to affiliates of Oaktree Capital Management, L.P. (“Oaktree”) pursuant to a binding agreement. The general partner of the Adviser is DoubleLine Capital GP LLC, an entity that is wholly owned by Jeffrey E. Gundlach. As a result,

Mr. Gundlach may be deemed to control the Adviser. Under the Advisory Agreement, the Trust retains the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, to administer its day-to-day operations, and to be responsible for overall management of the Trust’s business affairs subject to the oversight of the Board of Trustees of the Trust. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of each Fund’s investment objective.

The Adviser furnishes to the Trust office space at such places as are agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone service necessary for managing the affairs and investments and arranges for officers or employees of the Adviser to serve, without compensation from the Trust, as officers, trustees or employees of the Trust if desired and reasonably required by the Trust.

Each Fund pays a monthly fee to the Adviser, calculated at the following annual rate (as a percentage of each Fund’s average daily net asset value):

Total Return Bond Fund	0.40%
Core Fixed Income Fund	0.40%
Emerging Markets Fixed Income Fund	0.75%
Multi-Asset Growth Fund	1.00%
Low Duration Bond Fund	0.35%

With respect to the Emerging Markets Fixed Income Fund, the Adviser has contractually agreed to waive its investment advisory fee and to reimburse ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses to an amount not to exceed 0.95% for Class I shares or 1.20% for Class N shares. With respect to the Multi-Asset Growth Fund, the Adviser has contractually agreed to waive its investment advisory fee and to reimburse the ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses to an amount not to exceed 1.45% for Class A shares, 2.20% for Class C shares, 1.20% for Class I shares, and 1.45% for Class N shares. With respect to the Low Duration Bond Fund, the Adviser has contractually agreed to waive its investment advisory fee and to reimburse the ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses to an amount not to exceed 0.47% for Class I shares and 0.72% for Class N shares.

Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. These expense limitations are expected to apply until at least July 24, 2013. However, these expense limitations may be terminated by the Board of Trustees at any time.

The Adviser is permitted to be reimbursed for fee waivers and/or expense reimbursement it made to a Fund in the prior three fiscal years. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees waived and/or expenses reimbursed. Any such reimbursement requested by the Adviser is subject to review and approval by the Board of Trustees and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed. The expense limitations in place for the Emerging Markets Fixed Income Fund, the Multi-Asset Growth Fund, and the Low Duration Bond Fund have remained the same since each of those Funds’ inception and are described above. With respect to the Total Return Bond Fund and the Core Fixed Income Fund, the Adviser had contractually agreed to limit ordinary operating expenses to an amount not to exceed 0.49% for Class I shares or 0.74% for Class N shares for the periods from inception through July 24, 2012.

The Adviser has contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts shown below no later than the dates stated below:

Date of Expiration	Total Return Bond Fund	Core Fixed Income Fund	Emerging Markets Fixed Income Fund	Multi-Asset Growth Fund	Low Duration Bond Fund
March 31, 2014	$1,235,309	$231,152	$210,883	$79,472	--
March 31, 2015	$1,594,218	$461,517	--	$270,424	$206,049

Except for expenses specifically assumed by the Adviser under the Advisory Agreement, each Fund bears all expenses incurred in its operations. Fund expenses include the fee of the Adviser; expenses of the Plan of Distribution pursuant to Rule 12b-1; compensation and expenses of trustees who are not officers or employees of the Adviser; registration, filing and other fees in connection with filings with states and other regulatory authorities; fees and expenses of independent accountants; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer and dividend disbursing agent charges and sub-transfer agency and shareholder servicing expenses; brokerage fees and commissions and securities transaction costs; taxes and government fees; legal fees; the fees of any trade association; the costs of the administrator and fund accountant; compliance support services; the cost of stock certificates, if any, representing shares of the Fund; organizational expenses; expenses of shareholder and trustee meetings; the cost and expense of printing, including typesetting, and distributing prospectuses and supplements thereto to the Fund’s shareholders; premiums for the fidelity bond and any errors and omissions insurance; interest and taxes; and any other ordinary or extraordinary expenses incurred in the course of the Fund’s business. The 12b-1 fees relating to the Class A, Class C and Class N shares will be directly allocated to that class.

The Advisory Agreement will continue in effect as to each Fund initially for two years and thereafter from year to year if such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, and (b) vote of a majority of the trustees who are not interested persons of the Trust or the Adviser (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty at any time on 60 days’ written notice, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement terminates automatically in the event of its assignment.

The Advisory Agreement also provides that the Adviser shall not be liable to the Trust for any actions or omissions except for liability resulting from its gross negligence, willful misfeasance, bad faith, or from reckless disregard of its duties.

Advisory fees, fee waivers and expense reimbursements/(recoupment) for the past two fiscal years were as follows:

Fiscal year ending March 31, 2011: (1)	Gross Advisory Fee	Fees Waived/Expenses Paid or Expenses Reimbursed/(Recouped)	Net Advisory Fees Paid
Total Return Bond Fund	$10,640,981	$1,235,309	$9,405,672
Core Fixed Income Fund	$259,203	$231,152	$28,051
Emerging Markets Fixed Income Fund	$429,298	$210,883	$218,415
Multi-Asset Growth Fund	$19,914	$80,825	$0

Fiscal year ending March 31, 2012:	Gross Advisory Fee	Fees Waived/Expenses Paid or Expenses Reimbursed/(Recouped)	Net Advisory Fees Paid
Total Return Bond Fund	$48,900,892	$1,594,218	$47,306,674
Core Fixed Income Fund	$3,671,920	$461,517	$3,210,403
Emerging Markets Fixed Income Fund	$1,747,742	$0	$1,747,742
Multi-Asset Growth Fund	$653,241	$350,372	$302,869
Low Duration Bond Fund(1)	$152,128	$206,049	$0
(1)

The Total Return Bond Fund and the Emerging Markets Fixed Income Fund commenced operations on April 6, 2010. The Core Fixed Income Fund commenced operations on June 1, 2010. The Multi-Asset Growth Fund commenced operations on December 20, 2010. The Low Duration Bond Fund commenced operations on September 30, 2011.

CODE OF ETHICS

Both the Trust and the Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act (collectively, the “Codes”). While the Codes permit personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds, they also subject such personnel, other than Trustees of the Funds that are not interested persons of the Funds within the meaning of Section 2(a)(19) of the 1940 Act, to a number of procedures and prohibitions with respect to investment activities. These procedures include (1) reporting, including on a quarterly and annual basis, of accounts, position and transaction information, other than positions in certain securities that are excluded from the reporting requirements of Rule 17j-1(d); (2) pre-clearance of securities transactions other than transactions in certain excluded securities and other than certain exclusions based on de minimis trade sizes; and (3) a pre-approval requirement with respect to the purchase of any securities in a private placement, initial public offering or limited offering. A copy of the Code of Ethics will be provided upon request. The Codes also prohibit the investment by subject personnel in (1) any security on the Adviser’s list of restricted securities; (2) uncovered short sales; and (3) uncovered options. Additional restrictions and prohibitions also apply to certain investment personnel subject to the Code, including portfolio managers.

PROXY VOTING POLICIES

The determination of how to vote proxies relating to portfolio securities is made by the Adviser pursuant to its written proxy voting policies and procedures (the “Proxy Policy”), which have been adopted pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Proxy Policy also applies to any voting rights and/or consent rights on behalf of the portfolio securities, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders. Under the Proxy Policy, the Adviser will review each proxy to determine whether there may be a material conflict between the Adviser and the Fund. If no conflict exists, the Adviser will vote the proxy on a case-by-case basis in the best interest of each client under the circumstances, taking into account, but not necessarily being bound by, any recommendation made by any third party vendor that has been engaged by the Adviser to provide recommendations on the voting of proxies.

If a material conflict does exist, the Adviser will seek to resolve any such conflict in accordance with the Proxy Policy, which seeks to resolve such conflict in the Fund’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the recommendation of an independent third-party service provider; (iii) voting in accordance with the instructions of the Fund’s Board of Trustees, or any committee thereof; or (iv) not voting the Proxy. In voting proxies, including those in which a material conflict may be determined to exist, the Adviser may also consider the factors and guidelines included in its Proxy Policy.

In certain limited circumstances, particularly in the area of structured finance, the Adviser may enter into voting agreements or other contractual obligations that govern the voting of shares and, in such cases, will vote any proxy in accordance with such agreement or obligation.

In addition, where the Adviser determines that there are unusual costs and/or difficulties associated with voting a proxy, which more typically might be the case with respect to proxies of non-U.S. issuers, the Adviser reserves the right to not vote a proxy unless it determines that the potential benefits of voting the proxy exceed the expected cost to the relevant Fund.

The Adviser supervises and periodically reviews its proxy voting activities and implementation of the Proxy Policy.

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling (877) DLine11 (877-354-6311) and on the SEC’s website at http://www.sec.gov.

Copies of the written Proxy Policy are available by calling 877-DLine11 (877-354-6311).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Except as noted below in the table, to the Trust’s knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Trust as owning beneficially 5% or more of the outstanding shares of any class of a Fund as of July 5, 2012. A shareholder who beneficially owns 25% or more of a Fund is presumed to control that Fund. Persons controlling a Fund may be able to determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the Advisory Agreement with the Adviser. As of July 1, 2012, the Trustees and officers of the Trust, as a group, did not own more than 1% of the outstanding shares of any class of the Total Return Bond Fund, the Core Fixed Income Fund, the Emerging Markets Fixed Income Fund, the Multi-Asset Growth Fund, and the Low Duration Bond Fund.

Fund/Class	Shareholder Name & Address	% held as of July 5, 2012
Total Return Bond Fund – Class I Shares	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	23.55%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the sole benefit of its customers 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	11.94%

Fund/Class	Shareholder Name & Address	% held as of July 5, 2012
Total Return Bond Fund – Class N Shares	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	20.86%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.07%

Fund/Class	Shareholder Name & Address	% held as of July 5, 2012
Core Fixed Income Fund – Class I Shares	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	20.46%

	Merrill Lynch Pierce Fenner & Smith, Inc. For the sole benefit of its customers 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	17.09%

	Tiedemann Trust Company 1201 N. Market Street Wilmington, DE 19801-1163	7.16%

Core Fixed Income Fund – Class N Shares	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	29.88%

	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	11.05%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	12.26%

Emerging Markets Fixed Income Fund – Class I Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the sole benefit of its customers 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	17.25%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	25.93%

Emerging Markets Fixed Income Fund – Class N Shares	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	35.83%

	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	14.43%

Multi-Asset Growth Fund – Class A Shares	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	22.11%

	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	20.74%

Fund/Class	Shareholder Name & Address	% held as of July 5, 2012
	LPL Financial 9785 Towne Center Drive San Diego, CA 92121-1968	8.96%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.17%

Multi-Asset Growth Fund – Class I Shares	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	19.80%

	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	6.06%

	LPL Financial 9785 Towne Center Drive San Diego, CA 92121-1968	9.35%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.65%

	DoubleLine Asset Management Co. LLC* 333 S. Grand Avenue Suite 1800 Los Angeles, CA 90071-1523	5.56%

Low Duration Bond Fund – Class I Shares	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	51.01%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.36%

	DoubleLine Asset Management Co. LLC* 333 S. Grand Avenue Los Angeles, CA 90071-1504	5.48%

Low Duration Bond Fund – Class N Shares	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	21.24%

*DoubleLine Asset Management Company, LLC is a wholly owned subsidiary of the Adviser and provided the seed capital for the launch of the Multi-Asset Growth Fund and the Low Duration Bond Fund.

PORTFOLIO MANAGEMENT

Portfolio Manager Compensation

DoubleLine Capital LP

The overall objective of the compensation program for portfolio managers is for the Adviser to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Adviser. Portfolio managers are compensated through a combination of base salary, discretionary bonus and equity participation in the Adviser. Bonuses and equity generally represent most of the portfolio managers’ compensation. However, in some cases, portfolio managers may have a profit sharing interest in the revenue or income related to the areas for which the portfolio managers are responsible. Such profit sharing arrangements can comprise a significant portion of a portfolio manager’s overall compensation.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Portfolio managers participate in equity incentives based on overall firm performance of the Adviser, through direct ownership interests in the Adviser or participation in stock option or stock appreciation plans of Adviser. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Adviser as a whole. Participation is generally determined in the discretion of Adviser, taking into account factors relevant to the portfolio manager’s contribution to the success of Adviser.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Adviser may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser’s leadership criteria.

Ownership of Securities and Other Managed Accounts

The following table sets forth certain information, as of March 31, 2012, regarding all of the accounts managed by the portfolio managers. Total assets in the tables are in millions. Certain portfolio managers invest in their investment strategy through investment vehicles other than the Funds.

							Performance Fee Accounts
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)
Jeffrey E. Gundlach	8	$25,917(1)	1	$1,445	29	$2,498	0	$0	1	$699.1	0	$0
Philip A. Barach	4	$22,989(2)	1	$1,445	29	$2,498	0	$0	1	$699.1	0	$0
Luz M. Padilla	5	$1,205(3)	0	$0	3	$284	0	$0	0	$0	0	$0
Jeffrey J. Sherman	1	$127(4)	0	$0	0	$0	0	$0	0	$0	0	$0
Bonnie Baha	4	$774(5)	0	$0	0	$0	0	$0	0	$0	0	$0
Samuel Garza	1	$127(6)	0	$0	0	$0	0	$0	0	$0	0	$0

(1)	Mr. Gundlach manages the Total Return Bond Fund with total assets of $10,135,197,966, the Core Fixed Income Fund with total assets of $516,518,269, and the Multi-Asset Growth Fund with total assets of $53,197,650.
(2)	Mr. Barach manages the Total Return Bond Fund with total assets of $10,135,197,966 and the Low Duration Bond Fund with nominal total assets as of the date of this Statement of Additional Information.
(3)	Ms. Padilla manages the Emerging Markets Fixed Income Fund with total assets of $216,805,655 and the Low Duration Bond Fund with nominal total assets as of the date of this Statement of Additional Information.
(4)	Mr. Sherman manages the Multi-Asset Growth Fund with total assets of $53,197,650.
(5)	Ms. Baha manages the Multi-Asset Growth Fund with total assets of $53,197,650 and the Low Duration Bond Fund with nominal total assets as of the date of this Statement of Additional Information.
(6)	Mr. Garza manages the Multi-Asset Growth Fund with total assets of $53,197,650.

The following table sets forth the dollar amount of securities of the Funds owned by each portfolio manager as of March 31, 2012:

Dollar Range of Equity Securities (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000) in the:
Name of Portfolio Manager	Total Return Bond Fund	Core Fixed Income Fund	Emerging Markets Fixed Income Fund	Multi- Asset Growth Fund	Low Duration Bond Fund
Jeffrey E. Gundlach	Over $1,000,000	Over $1,000,000	$100,001-$500,000	None	None
Philip A. Barach	Over $1,000,000	$50,001-$100,000	$500,001-$1,000,000	None	$100,001-$500,000
Luz M. Padilla	$10,001-$50,000	$100,001-$500,000	$100,001-$500,000	None	None
Jeffrey J. Sherman	$100,001-$500,000	None	$10,001-$50,000	$10,001-$50,000	None
Bonnie Baha	$100,001-$500,000	$100,001-$500,000	$100,001-$500,000	$100,001-$500,000	$100,001-$500,000
Samuel Garza	$100,001-$500,000	$10,001-$50,000	$10,001-$50,000	None	None

Conflicts

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of the Adviser’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, be managed (benchmarked) against the same index a Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under the Adviser’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, the Adviser’s investment outlook, cash availability and a series of other factors. The Adviser has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for a Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser will endeavor to act in a fair and equitable manner between a Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Broad and Wide-Ranging Activities. The portfolio managers, the Adviser and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Adviser and its affiliates may engage in activities where the interests of certain divisions of the Adviser and its affiliates or the interests of their clients may conflict with the interests of the shareholders of a Fund.

Possible Future Activities. The Adviser and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Adviser and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Adviser and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by a Fund. These clients may themselves represent appropriate investment opportunities for a Fund or may compete with a Fund for investment opportunities.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and performance fee based accounts on a fair and equitable basis over time.

DISTRIBUTION OF TRUST SHARES

Quasar Distributors, LLC (“Distributor”) 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the nonexclusive distributor of each class of the Fund’s shares pursuant to a Distribution Agreement (“Distribution Agreement”) with the Trust which is subject to approval by the Board. The Distributor has agreed to sell shares of the Funds on a best efforts basis as agent for each Fund upon the terms and at the current offering price (plus sales charge, if any) described in the Funds’ prospectuses. The Distribution Agreement is terminable without penalty, on not less than 60 days’ notice, by the Trust’s Board of Trustees, by vote of holders of a majority of the Trust’s shares, or by the Distributor. The Distributor receives no compensation from the Trust except payments pursuant to the Trust’s amended and restated distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”).

The Funds intend to make a continuous offering of their shares. Each of the Total Return Bond Fund, the Core Fixed Income Fund, the Emerging Markets Fixed Income Fund, and the Low Duration Bond Fund offers two classes of shares: Institutional Class or Class I shares and Class N or Investor Class shares. The Multi-Asset Growth Fund offers four classes of shares: Class A shares, Class C shares, Class I shares, and Class N shares. Class I shares are offered primarily for direct investment by investors who can meet the high minimum initial investment amount described in the Funds’ Prospectuses. Class A, Class C, and Class N shares are offered through firms which are members of the Financial Industry Regulatory Authority (“FINRA”), and which have dealer agreements with the Distributor and other financial intermediaries.

The Trust has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (“Rule 18f-3 Plan”). Under the Rule 18f-3 Plan, shares of each class of each Fund represent an equal pro rata interest in such class of shares of the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

The Funds have adopted the Distribution Plan under which a Fund may make payments and bear expenses related to the distribution of the Fund’s shares. The Distribution Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) of 0.25% on Class A and Class N shares and 1.00% on Class C shares. (At least 0.25% of the amount paid under the Distribution Plan in respect of Class C shares is intended to provide compensation for shareholder servicing.) Payments will be made to firms that are members of FINRA and other financial intermediaries for distribution and related services. Amounts collected under the Distribution Plan are paid, either directly or through the Distributor, to various entities, including, potentially, certain DoubleLine affiliates. To the extent the Adviser, any affiliate of the Adviser or other person is compensated based on assets under management in the Funds, it may be considered to have an interest in the operation of the Distribution Plan. Services which a firm will provide may include, but are not limited to, the following functions: providing facilities to answer questions from prospective investors about the Funds; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Class A shares, Class C shares, and Class N shares; and assisting investors in completing application forms and selecting dividend and other account options. Because fees paid under the Distribution Plan are paid out of the relevant Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other sales charges.

The Distribution Plan provides that it may not be amended to increase materially the costs which Class A, Class C and Class N shareholders may bear under the Distribution Plan without the approval of a majority of the outstanding voting securities of the respective class and by vote of a majority of both (i) the Board of Trustees of the Trust, and (ii) the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Distribution Plan and any related agreements.

The Distribution Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the vote of a majority of both (i) the Board of Trustees of the Trust, and (ii) the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Distribution Plan and any related agreements.

Each Fund may make payments under the Distribution Plan in respect of a class of shares of the Fund when shares of that class are not available for purchase. Since compensation under the Distribution Plan is not directly tied to the expenses incurred by the Distributor, the compensation received by it from the amounts collected under the Distribution Plan during any fiscal year may be more or less than its actual expenses and may result in a profit to the Distributor.

In addition to payments under the Distribution Plan, the Funds, the Distributor and/or the Adviser may make payments to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services to clients, plan participants and others (collectively, “Clients”) on whose behalf they maintain accounts in which shares of a Fund are held (“Services Payments”). See “Payments to Financial Intermediaries” in the Prospectuses for more information.

The compensation paid by the Funds, the Distributor, and/or the Adviser to a financial intermediary may be paid continually over time, during the period when the intermediary’s Clients hold investments in the Funds. The compensation to financial intermediaries may include networking fees and account-based fees. The amount of continuing compensation paid by the Funds, the Distributor, and/or the Adviser to different financial intermediaries varies and may, but will not necessarily, reflect the provision of enhanced or additional services by the financial intermediary. The portion of these Services Payments paid by the Funds is currently limited to an amount generally intended to prevent the Funds from making Services Payments that exceed the amounts the Funds would pay for similar services to be provided to those accounts if those accounts were held directly with the Funds.

The Distributor, the Adviser, and/or the Funds may enter into distribution and/or shareholder servicing arrangements with financial intermediaries from time to time. The names of those financial intermediaries may not necessarily appear in this SAI until a later time. Although the Adviser may use financial intermediaries that sell Fund shares to execute portfolio transactions for the Funds, the Adviser will not consider the sale of Fund shares as a factor when choosing financial intermediaries to execute those portfolio transactions.

The tables below show the amount of 12b-1 fees incurred and the principal types of activities for which such payments were made in respect of Class N shares of the Total Return Bond Fund, Core Fixed Income Fund, Emerging Markets Fixed Income Fund, and Low Duration Bond Fund, and Class A shares of the Multi-Asset Growth Fund, as well as the amount of Services Payments paid by each Fund, for the fiscal period ended March 31, 2012.

Fund - Class	12b-1 fees incurred
Total Return Bond Fund – Class N	$8,576,852
Core Fixed Income Fund – Class N	$622,403
Emerging Markets Fixed Income Fund – Class N	$115,683
Multi-Asset Growth Fund – Class A	$61,652
Low Duration Bond Fund – Class N(1)	$29,299

Fund	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Expenses

Total Return Bond Fund – Class N	$0	$0	$0	$8,576,852	$0	$0
Core Fixed Income Fund – Class N	$0	$0	$0	$622,403	$0	$0
Emerging Markets Fixed Income Fund – Class N	$0	$0	$0	$115,683	$0	$0
Multi-Asset Growth Fund – Class A	$0	$0	$0	$61,652	$0	$0
Low Duration Bond Fund – Class N	$0	$0	$0	$29,299	$0	$0

Fund	Services Payments
Total Return Bond Fund	$3,722,039
Core Fixed Income Fund	$302,426
Emerging Markets Fixed Income Fund	$91,861
Multi-Asset Growth Fund	$29,684
Low Duration Bond Fund(1)	$9,290

(1)	The Low Duration Bond Fund commenced operations on September 30, 2011.

Payments by the Adviser

The Adviser may make payments, at its own expense and out of its own revenues in connection with the sale and distribution of the Funds’ shares or for services to the Funds and their shareholders. Such payments are in addition to any Services Reimbursements or Distribution Plan amounts paid to FINRA member firms or to other intermediaries. The payments are discussed in the Prospectuses under the title “Payments to Financial Intermediaries.” As of December 31, 2011, the financial intermediaries that receive these payments were:

Firm
BNY Mellon Asset Servicing
Charles Schwab & Company, Inc.
FSC Securities Corporation
LPL Financial
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley Smith Barney
MSCS Financial Services, LLC
National Financial Services LLC
Pershing LLC
RBC Capital Markets Corporation
Royal Alliance Associates, Inc.
Sage Point Financial, Inc.
TD Ameritrade Clearing, Inc.
UBS Financial Services Incorporated
Vanguard Marketing Corporation
Wells Fargo Advisors LLC

In addition to member firms of FINRA, payments may also be made to their selling and shareholder servicing agents that sell shares of or provide services to the funds and their shareholders, such as banks, insurance companies and plan administrators.

ADMINISTRATION AGREEMENT

U.S. Bancorp Fund Services, LLC (“Administrator”) serves as the administrator of the Trust pursuant to an Administration Agreement. Under the Administration Agreement, the Administrator receives a combined fee from the Funds as part of a bundled-fees agreement for services performed as Administrator, fund accountant, transfer agent and custodian. The Administrator provides certain accounting and administrative services to the Trust, including, among other things: fund accounting; calculation of the daily net asset value of each Fund; monitoring the Trust’s expense accruals; calculating monthly total return and yield figures; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Trust; and preparing the Trust’s Form N-SAR.

For the fiscal years ended March 31, 2011 and March 31, 2012, the Funds paid the Administrator the following:

Fund Administration/Accounting Services(1)	Fees Paid
	2011	2012
Total Return Bond Fund	$698,423	$2,531,784
Core Fixed Income Fund	$62,216	$326,874
Emerging Markets Fixed Income Fund	$81,532	$76,574
Multi-Asset Growth Fund	$8,406	$71,939
Low Duration Bond Fund	N/A	$39,258
(1)

The Total Return Bond Fund and the Emerging Markets Fixed Income Fund commenced operations on April 6, 2010. The Core Fixed Income Fund commenced operations on June 1, 2010. The Multi-Asset Growth Fund commenced operations on December 20, 2010. The Low Duration Bond Fund commenced operations on September 30, 2011.

CONVERSION OF SHARES BETWEEN CLASSES

From time to time, a Fund may permit the conversion of shares of one class to another share class provided that the value of shares so converted meets the minimum initial investment requirements in the other class, that the shares of the other class are eligible for sale in the applicable state of residence, those shares are otherwise available for offer and sale, and such other terms and conditions as a Fund may determine are met. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-Fund conversion may be subject to higher or lower total expenses following such conversion. Not all DoubleLine Funds may offer all classes of shares or may be open to new investors. Conversion transactions will be effected only into an identically registered account. Shareholders should consult their tax advisors as to the federal, foreign, state and local tax consequences of an intra-Fund exchange. Such conversion transactions must be effected according to other applicable law. DoubleLine Funds also reserve the right to refuse any or all requests for conversion. A conversion of shares between classes is exempt from the trading limits described in the Prospectuses.

HOW TO BUY AND REDEEM SHARES

Shares in a Fund may be purchased and redeemed in the manner described in the Prospectuses and in this Statement of Additional Information.

Use of Sub-Transfer Agency Accounting or Administrative Services

Certain financial intermediaries perform certain sub-transfer agent accounting or administrative services for certain clients or retirement plan investors who have invested in the Funds. In consideration of the provision of these sub-transfer agency accounting or administrative services, the financial intermediaries will receive sub-transfer agency accounting or administrative fees, some or all of which may be paid or reimbursed by the Funds. See “Payments to Financial Intermediaries” in the Prospectuses.

Purchases Through Broker-Dealers and Financial Intermediaries

Shares of the Funds may be purchased and redeemed through certain broker-dealers and financial intermediaries. If purchases and redemption’s of a Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Distributor, the broker-dealer may in its discretion, charge a fee for that service.

PURCHASES-IN-KIND

The Funds may, at the sole discretion of the Adviser, accept securities in exchange for shares of a Fund. Securities which may be accepted in exchange for shares of any Fund must: (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange.

DISTRIBUTIONS-IN-KIND

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, a Fund may pay, consistent with applicable law, any portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Shareholders receiving distributions in kind may incur brokerage commissions or other costs when subsequently disposing of those securities.

The Trust has filed an election under Rule 18f-1 under the 1940 Act committing a Fund to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the Fund’s net assets measured as of the beginning of such 90-day period.

DISTRIBUTIONS AND TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. It does not address special tax rules applicable to certain classes of investors, such as investors holding Fund shares through tax-advantaged accounts (such as 401(k) plan accounts or IRAs), tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in the Fund.

Taxation of the Funds

Each Fund has elected or intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, a Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the close of each quarter of a Fund’s taxable year, (i) at least 50% of the market value of a Fund’s total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that a Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as qualified dividend income in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of a Fund’s shares (as described below). In addition, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income including any net capital gain retained by a Fund will be subject to tax at a Fund level at regular corporate rates. In the case of net capital gain, a Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by a Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Each Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or later if a Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, a Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or later if the Fund makes the election referred to above) generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. A Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

Fund distributions.

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by a Fund to its shareholders as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

For taxable years beginning before January 1, 2013, distributions of investment income reported by a Fund to its shareholders as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. The Total Return Bond Fund, the Core Fixed Income Fund, the Emerging Markets Fixed Income Fund, and the Low Duration Bond Fund do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income that is eligible for taxation at long-term capital gain rates, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to a Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund to its shareholders as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to a Fund’s shares.

As noted above, the special tax treatment of qualified dividend income applies only to taxable years beginning before January 1, 2013, unless Congress enacts legislation providing otherwise.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that a Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Total Return Bond Fund, the Core Fixed Income Fund, the Emerging Markets Fixed Income Fund, and the Low Duration Bond Fund do not expect that a significant portion of Fund distributions will be eligible for the corporate dividends-received deduction.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by a Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

If a Fund makes a distribution to a shareholder in excess of a Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to shareholders early in the succeeding year.

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares.

A dividend paid to shareholders by a Fund in January generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.

Distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of a Fund’s shares below the shareholder’s cost basis in those shares. As described above, each Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

Tax Implications of Certain Fund Investments.

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in a Fund’s income (and required to be distributed by a Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its revised issue price) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the accrued market discount on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case a Fund will be required to include the accrued market discount in a Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods a Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, acquisition discount (very generally, the excess of the stated redemption price over the purchase price). Each Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods a Fund elects.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest a Fund actually received. Such distributions may be made from the cash assets of a Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

At-risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain Investments in REITs. Any investment by a Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Mortgage-Related Securities. The Funds may invest directly or indirectly in residual interests in REMICs (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for certain tax-exempt investors, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Foreign Currency Transactions. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a qualified electing fund (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC ‘s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings to the market as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by

PFICs will not be eligible to be treated as qualified dividend income. If a Fund indirectly invests in PFICs by virtue of the Fund’s investment in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Options and Futures. In general, option premiums received by the Funds are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a Fund transfers or otherwise terminates the option (for example, through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, a Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by a Fund minus (b) a Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, a Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by a Fund is greater or less than the amount paid by a Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, a Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not deep in the money may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are in the money although not deep in the money will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain contracts (including regulated futures contracts) entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are marked to market with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (for example, forward contracts and swap agreements), as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (for example, notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Commodity-Related Investments. A Fund’s use of commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments and from direct investments, if any, in commodities do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. The Multi-Asset Growth Fund has obtained a private letter ruling from the IRS confirming that the income and gain earned through a wholly-owned subsidiary that invests in certain types of commodity-linked derivatives constitute qualifying income. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Exchange-Traded Notes. The tax rules are uncertain with respect to the treatment, including timing, of income or gains arising in respect of ETNs. An adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect a Fund’s ability to satisfy the requirements for qualifying for treatment as a RIC and to avoid a Fund-level tax.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and a Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in Other RICs. Each Fund’s investments in shares of another mutual fund, ETF or another company that qualifies as a RIC (each, an “investment company”) can cause a Fund to be required to distribute greater amounts of net investment income or net capital gain than a Fund would have distributed had it invested directly in the securities held by the investment company, rather than in shares of the investment company. Further, the amount or timing of distributions from a Fund qualifying for treatment as a particular character (for example, long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had a Fund invested directly in the securities held by the investment company. If a Fund receives dividends from an investment company and the investment company reports such dividends as qualified dividend income, then a Fund is permitted in turn to report to its shareholders (for example, on an IRS Form 1099) a portion of its distributions as qualified dividend income, provided a Fund meets holding period and other requirements with respect to shares of the investment company.

If a Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then a Fund is permitted in turn to report to its shareholders its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If at the close of each quarter of a Fund’s taxable year, at least 50% of its total assets were to consist of interests in other RICs, a Fund would be a qualified fund of funds. In that case, a Fund would be permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by a Fund in respect of foreign securities held directly by a Fund or by an underlying fund in which it invests that itself elected to pass such taxes through to shareholders, so that shareholders of a Fund would be eligible to claim a tax credit or deduction for such taxes. However, even if a Fund were to qualify to make such election for any year, it may determine not to do so. See “Foreign Taxation” below for more information. Additionally, if a Fund were a qualified fund of funds, a Fund would be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. The Funds do not expect to be able to distribute exempt-interest dividends under any other circumstances. Furthermore, even if a Fund were eligible to report any distributions as exempt-interest dividends, it provides no assurance that it would do so.

Investment in a Wholly-Owned Subsidiary. A Fund may organize and invest in one or more wholly-owned subsidiaries in order to achieve optimal exposure to certain asset classes without violating the 90% gross income requirement applicable to RICs, as described above. If a Fund were to invest in a wholly-owned foreign subsidiary (treated as a controlled foreign corporation (“CFC”) for U.S. federal income tax purposes), each year it would generally be required to include in gross income all of the CFC’s subpart F income. Subpart F income would be treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by the CFC during a tax year would not flow through to a Fund and thus would not be available to offset a Fund’s other income or capital gains. If a Fund were to recognize subpart F income in excess of actual distributions from the CFC in a particular year, it may be required to liquidate other investments in order to satisfy its distribution requirements. There is no assurance, however, that a Fund will invest in one or more wholly-owned subsidiaries to limit its exposure to non-qualifying income; not doing so may limit the Fund’s exposure to certain assets, or increase the risk of disqualification as a RIC.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to any distributions that a Fund properly reports as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders.

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this blocking effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by a Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by a Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in a Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Sale, Exchange or Redemption of Shares

The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. In addition, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less generally will be disallowed, to the extent of any exempt-interest dividends received by the shareholder with respect to the shares.

Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s wash-sale rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Fund’s Prospectus for more information.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Taxation

Income received by a Fund (or RICs in which a Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. This will decrease the Fund’s yield on securities subject to such taxes. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to pass through to you foreign income taxes that it pays. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal U.S. income tax return, subject to certain limitations. The Funds, other than the Emerging Markets Fixed Income Fund, generally do not expect that shareholders will be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund. If a Fund were a qualified fund of funds, it would be permitted to elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any underlying fund that itself elected to pass through such taxes to shareholders (see “Investments in Other RICs” above). Even if a Fund were eligible to make such an election for a given year, it may determine not to do so.

Foreign Shareholders.

Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. Distributions properly designated as Capital Gain Dividends and exempt-interest dividends generally are not subject to withholding of U.S. federal income tax (but may be subject to backup withholding).

For distributions with respect to taxable years of a Fund beginning before January 1, 2012, a Fund was not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly reported as such by a Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly designated by such fund (“short-term capital gain dividends”). This exception to withholding for interest-related dividends did not apply to distributions to a foreign shareholder (A) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (B) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (C) that was within certain foreign countries that had inadequate information exchange with the United States, or (D) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation. The exception to withholding for short-term capital gain dividends did not apply to (A) distributions to an individual foreign shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests as described below. If a Fund invested in a RIC that paid such distributions to the Fund, such distributions retained their character as not subject to withholding if properly reported when paid by the Fund to foreign persons. Each Fund was permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as were eligible, but was not required to do so. In the case of shares held through an intermediary, the intermediary may have withheld even if a Fund reported all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of the Fund beginning on or after January 1, 2012. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2012, or what the terms of such an extension would be, including whether such extension would have retroactive effect. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends or exempt-interest dividends unless (i) such gain or dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of U.S. real property interests (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Subject to certain exceptions (for example, for a Fund that is a “United States real property holding corporation” as described below), a Fund is generally not required to withhold on the amount of a non-dividend distribution (i.e., a distribution that is not paid out of the Fund’s current or accumulated earnings and profits for the applicable taxable year) when paid to its foreign shareholders.

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from a Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of a Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if a Fund were either a U.S. real property holding corporation (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by a Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (for example, as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. Prior to January 1, 2012, the special “look-through” rule discussed above for distributions by the Fund to foreign shareholders also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the Fund and (ii) distributions received by the Fund from a lower-tier RIC that the Fund was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2012, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

In addition, if a Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Moreover, if a Fund were a USRPHC or former USRPHC, it could be required to withhold on amounts distributed to a greater-than-5% foreign shareholder to the extent such amounts are in excess of the Fund’s current and accumulated earnings and profits for the applicable taxable year.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their financial interest in the Fund’s foreign financial accounts, if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Rules enacted in March 2010 as part of the Hiring Incentives to Restore Employment Act (the “HIRE Act”) require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments of U.S. source income (“withholdable payments”); this withholding tax will be phased in beginning with certain withholdable payments made on January 1, 2014. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends or interest and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued preliminary guidance with respect to these rules; this guidance is potentially subject to material change. Pursuant to this guidance, distributions made by a Fund to a shareholder subject to the phase in noted above, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends (if such treatment is extended), as described above), will be withholdable payments subject to withholding. Payments to shareholders will generally not be subject to withholding, so long as such shareholders provide a Fund with such certifications or other documentation as the Fund requires to comply with these rules, including, to the extent required, with regard to their direct and indirect owners. In general, it is expected that a shareholder that is a U.S. person or foreign individual will be able to avoid being withheld upon by timely providing a Fund with a valid IRS Form W-9 or W-8, respectively. Payments to a foreign shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such shareholder (i)(a) enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect U.S. investors or accounts, or (b) qualifies for an exception from entering into such an agreement and (ii) provides a Fund with appropriate certifications or other documentation concerning its status.

A Fund may disclose the information that it receives from its shareholders to the IRS or other parties as necessary to comply with the HIRE Act. Each prospective investor is urged to consult its tax adviser regarding the applicability of the HIRE Act and any other reporting requirements with respect to the prospective investor’s own situation. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

SHARES AND VOTING RIGHTS

Shares of each class of a Fund represent an equal proportionate share in the assets, liabilities, income and expenses of that class of the Fund. All shares issued will be fully paid and non-assessable and will have no preemptive rights. Each shareholder will be entitled to one vote for each dollar of net asset value owned, determined as of the applicable record date. As a Delaware statutory trust, the Trust is not required to hold an annual shareholder meeting in any year in which the selection of trustees is not required to be acted on under the 1940 Act. Shareholder approval will be sought only for certain changes in the operation of the Funds and for the election of trustees under certain circumstances. Trustees may be removed by a majority of all votes entitled to be cast by shareholders at a meeting. Generally, all shareholders of a Fund will vote together with all other shareholders of the Funds and with all shareholders of all other funds that the Trust may form in the future on all matters affecting the Trust, including the election or removal of trustees, except that, as to matters where the interests of one Fund differs from the interests of another Fund, or the interests of one class of a Fund differ from any other class of that Fund, the matter will be voted on separately by the shareholders of each Fund or class whose interests differ, as determined by the Trustees.

For matters affecting only one Fund or class of a Fund, only the shareholders of that Fund or class, respectively, will be entitled to vote thereon. Voting is not cumulative.

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201, serves as transfer agent for the Trust.

CUSTODIAN

U.S. Bank National Association (the “Custodian”), 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for the Trust and is responsible for maintaining custody of the Trust’s cash and investments. Pursuant to the terms of the Custody Agreement between the Trust and the Custodian, the Custodian may delegate certain of its responsibilities, including its responsibility to establish and maintain arrangements with foreign custodians, to a sub-custodian. Subject to its oversight, the Custodian has delegated to Bank of New York Mellon primary responsibility to review, establish, and monitor the Funds’ foreign custody arrangements. Certain brokers may be engaged as futures commission merchants by the Funds from time to time and could be deemed to have custody over a Fund’s assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071. The independent registered public accounting firm is responsible for conducting the annual audit of the financial statements of the Fund. The selection of the independent registered public accounting firm is approved annually by the Board of Trustees.

LEGAL COUNSEL

Ropes & Gray LLP, 800 Boylston Street, Boston, Massachusetts 02199, serves as legal counsel to the Trust.

FINANCIAL STATEMENTS

The audited financial statements of each of the Total Return Bond Fund, the Core Fixed Income Fund, the Emerging Markets Fixed Income Fund, the Multi-Asset Growth Fund and the Low Duration Bond Fund for the fiscal period ended March 31, 2012, the notes thereto, and the report of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust’s annual report to shareholders, which was filed with the SEC on Form N-CSR on June 7, 2012 (Accession Number: 0001193125-12-263382).

APPENDIX A

DESCRIPTION OF S&P AND MOODY’S RATINGS

S&P

AAA – An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C – A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D – An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) –

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s

Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.